UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-08685
                                                     ---------


                            ROCHDALE INVESTMENT TRUST
                            -------------------------
               (Exact name of registrant as specified in charter)



                              570 LEXINGTON AVENUE
                             NEW YORK, NY 10022-6837
               (Address of principal executive offices) (Zip code)



                                    RITA DAM
                         U.S. BANCORP FUND SERVICES, LLC
                        2020 E. FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                     (Name and address of agent for service)



                                 (800) 245-9888
                         Registrant's telephone number,
                               including area code



Date of fiscal year end: DECEMBER 31
                         -----------



Date of reporting period:  JUNE 30, 2005
                           -------------

6

ITEM 1. REPORT TO STOCKHOLDERS.



R O C H D A L E

           I N V E S T M E N T   T R U S T




ROCHDALE LARGE GROWTH PORTFOLIO

ROCHDALE LARGE VALUE PORTFOLIO

ROCHDALE MID/SMALL GROWTH PORTFOLIO

ROCHDALE MID/SMALL VALUE PORTFOLIO

ROCHDALE ATLAS PORTFOLIO

ROCHDALE DIVIDEND & INCOME PORTFOLIO

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

ROCHDALE DARWIN PORTFOLIO




SEMI-ANNUAL REPORT

JUNE 30, 2005

                           ROCHDALE INVESTMENT TRUST

                        ROCHDALE FUNDS SEMI-ANNUAL REPORT
                               TABLE OF CONTENTS



Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Total Return Tables . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

Expense Example . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

Schedule of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . 12

Rochdale Large Growth Portfolio . . . . . . . . . . . . . . . . . . . . . . 12

Rochdale Large Value Portfolio . . . . . . . . . . . . . . . . . . . . . .  16

Rochdale Mid/Small Growth Portfolio . . . . . . . . . . . . . . . . . . . . 21

Rochdale Mid/Small Value Portfolio . . . . . . . . . . . . . . . . . . . .  27

Rochdale Atlas Portfolio . . . . . . . . . . . . . . . . . . . . . . . . .  34

Rochdale Dividend & Income Portfolio . . . . . . . . . . . . . . . . . . .  40

Rochdale Intermediate Fixed Income Portfolio . . . . . . . . . . . . . . .  44

Rochdale Darwin Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . 48

Statements of Assets and Liabilities . . . . . . . . . . . . . . . . . . .  50

Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . .  52

Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . 54

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 65

Trustee and Officer Information . . . . . . . . . . . . . . . . . . . . . . 74

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .  76
















This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.


Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.




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                           ROCHDALE INVESTMENT TRUST


                        ROCHDALE FUNDS SEMI-ANNUAL REPORT


August 10, 2005


Dear Shareholders:

We are pleased to report the performance of the Rochdale Funds ("Funds") for the six months ended June 30, 2005. Overall, the Funds performed above or in line with their respective category, reflecting the consistency of our fundamental factor model company selection process. We employ a sophisticated process for identifying companies with favorable revenue and profit profiles and attractive measures of valuation. This process has been enhanced over time; however, our approach has been consistent since each fund's inception.

Year to date, large-cap equities generated slightly negative returns, while medium-size and small companies generally rose, as did foreign stocks. Fixed income surprised most investors by producing positive returns in a continued climate of low interest rates. This year, the economy has grown at an above average rate, which helped create record levels of corporate profits, strong consumer spending, and satisfactory job creation. Our outlook for the second half of 2005 has the economy poised for above average growth of 3.5%. Almost all leading economic indicators point to continued moderate growth well into 2006. We believe equities are likely to generate solid, mid to high single digit returns, beating other asset class returns over the coming year. We see steady but moderating consumer spending as the consumer benefits from continued job growth and reasonable wage gains. Despite concerns about rising oil prices and higher expected interest rates, the consumer has shown a strong willingness to spend, supported by favorable new job creation and rising home values. Actual consumer spending will be a key indicator that the Federal Reserve watches as they determine the future direction and timing of interest rate hikes. The Federal Reserve continues to manage potential inflation risks in light of high energy prices, trade deficits,

BROAD MARKET INDEX PERFORMANCE
YEAR-TO-DATE THROUGH JUNE 30, 2005
================================================================================

           Index                                      Total
                                                      Return
--------------------------------------------------------------------------------
           S&P 500                                    (0.81)%
           S&P MidCap 400                              3.85%
           S&P SmallCap 600                            1.79%
           Nasdaq Composite                           (5.45)%
           MSCI All Country World ex USA               0.32%
           Lehman Aggregate Bond                       2.51%
--------------------------------------------------------------------------------
           SOURCE: LIPPER



-------
Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our Web site at www.rochdale.com. Total returns do not reflect sales charges, which, when applied, would lower returns.

Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. The Darwin Portfolio is non-diversified, which means that the portfolio may invest a greater percentage of its assets in a particular issuer and hold a limited number of securities compared to a diversified mutual fund, thus the change in value of any one security could have a greater affect on the overall portfolio value. The Darwin Portfolio can sell securities short. This means that the portfolio will incur a loss as a result of a short sale if the price of the security sold short increases, and the portfolio will realize a gain if the security sold short declines.

A fund's investment objectives, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read the prospectus carefully before investing. RIM Securities LLC o 570 Lexington Avenue o New York, NY 10022.

Lipper category averages track the total return performance of all funds within the respective Lipper category. One cannot invest directly in a category average.



                                                                               1



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                            ROCHDALE INVESTMENT TRUST


and rising labor unit costs. Our view on the prospect for stocks is moderate due to rising oil prices and rising interest rates, which we expect may dampen consumer spending. Given our macroeconomic outlook, we favor companies with predictable and reliable revenue and earnings, quality management, reasonable valuations, and sustainable competitive advantages. Additionally, we favor select sectors and industries that we expect to do well in the current economic environment, like heath care, financial services, information services, and consumer companies.

We believe that corporations will continue to generate profit growth that is well above average. Since 2000, corporations have enjoyed higher productivity growth than any other five-year period in decades. This is a structural factor that has kept inflation low. As a result, consumers continue to grow their real incomes and spending. Consumers are the driving force for our economy, which shows no signs of a material change over the second half of 2005. We remain positive on the economy and equities in 2005 and into 2006.

Our investment strategies focus on balancing potential return with risks across each asset class. We seek to minimize exposure to excessively volatile segments of the stock market, as we believe that the returns associated with such companies will disappoint long-term investors. As a Rochdale investor, you know that each of our funds is built on a sound, time-tested company selection methodology. We manage our funds with a consistent process, based on each company's fundamentals, and avoid market sentiment or emotional headlines that distract us from our long-term goals. Regardless of market conditions, an investor's best approach is to have a well-planned asset allocation strategy and a well-diversified portfolio. Your financial advisor, teamed with Rochdale, can help you assess the portfolio diversification and volatility levels suitable with your investment objectives.

Lastly, we are pleased to announce that Audrey H. Kaplan, Fund Portfolio Manager and Senior Vice President-Quantitative Research, became part of the portfolio management team responsible for managing the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios after contributing throughout 2004 to their continued success.

ROCHDALE LARGE GROWTH PORTFOLIO

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as computer software, medical products, consumer goods and services, and financial services. Growth industries typically generate stronger earnings growth during economic recoveries. Our fundamental factor model seeks to identify companies with above average capital appreciation potential within the growth universe. During the six months ended June 30, 2005, Rochdale's Large Growth Portfolio total return was -2.07%, comparable with the Lipper Large Growth Category Average of -1.75%. Overall growth stock returns were flat during the quarter due to the prospect of lower earnings growth in the second half of 2005. It appears that the slowdown anticipated by investors may not occur this year, as data in July and August indicate that retail sales continue to rise despite higher interest rates and oil prices. We remain concerned about the lagged effects of rising interest rates and oil prices, and we expect to see the economy slow in 2006. Industries contributing to positive returns included specialty retail, medical services, electronic equipment, and commercial services; these industries typically have steadier earnings versus that of more cyclical growth companies. Consumer staples companies were flat amid concerns about increasing commodity costs and the strengthening U.S. dollar, which could adversely impact overseas sales. Given our economic outlook, we believe it is advantageous to position the portfolio more conservatively within the growth universe. Our sector exposure is leaning towards companies with steady versus cyclical earnings growth. We favor growth companies that sustain their competitive advantage, manage their business operations through and over the long term, and offer investors good prospects for revenue and earnings growth.



LARGE GROWTH PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2005
================================================================================
           Company                               Percent of
                                                 Net Assets
--------------------------------------------------------------------------------
           General Electric Co.                     6.7%
           Exxon Mobil Corporation                  5.7%
           Microsoft Corp.                          5.7%
           Johnson & Johnson Co.                    4.5%
           Procter & Gamble                         3.0%
           Intel Corp.                              2.9%
           Altria Group Inc.                        2.8%
           Wal-Mart Stores Inc.                     2.7%
           Cisco Systems                            2.3%
           Coca Cola Co.                            2.3%
--------------------------------------------------------------------------------



2


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                            ROCHDALE INVESTMENT TRUST


ROCHDALE LARGE VALUE PORTFOLIO

The Large Value Portfolio invests primarily in select large U.S. companies across more economically cyclical industries including financial, energy, and healthcare services. Value industries typically experience cyclical revenues and earnings and possess lower price-to-book ratios than their growth counterparts. These companies also experience cyclicality in revenues and earnings based on economic cycles, but because of their more attractive valuations, they tend to be more defensive stocks. During the six months ended June 30, 2005, our Large Value Portfolio rose 0.98%, exceeding the Lipper Large Value category average, which rose 0.20%, placing the fund in the top third of its Lipper category for year-to-date performance. Energy companies and financial companies were positive contributors during the first half of the year. We continue to hold a number of financial companies. While companies in the financial sector are expected to produce lower growth as rising interest rates reduce their profit margins and home mortgage demand slows, we like the long-term secular characteristics of these companies. As the baby boom generation continues to save and invest for retirement, select financial service companies are well positioned to provide investments, insurance, and annuities to meet this demand. High oil prices have boosted energy company share prices; however, the outlook for the rest of the year is uncertain, and we have decided to stay underweight in oil companies. Given our view of moderating economic growth, we believe the large value portfolio should provide investors with an opportunity to own companies at reasonable prices and with solid longer-term prospects for producing predictable and reliable revenue and earnings growth.

LARGE VALUE PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2005
================================================================================

          Company                               Percent of
                                                Net Assets
--------------------------------------------------------------------------------
          Citigroup Inc.                        5.3%
          Bank of America Corp.                 4.2%
          ChevronTexaco Corp..                  2.8%
          Pfizer Inc.                           2.7%
          Wells Fargo Company                   2.5%
          Hewlett Packard Co.                   2.0%
          General Dynamics Corp.                1.8%
          Allstate Corp.                        1.7%
          US Bancorp                            1.7%
          Progressive Corp.                     1.6%
--------------------------------------------------------------------------------


ROCHDALE MID/SMALL GROWTH PORTFOLIO

The Mid/Small Growth Portfolio invests primarily in medium-size and small U.S. companies across growth industries such as biotech-nology, pharmaceuticals, and information services. During the six months ended June 30, 2005, the Mid/Small Growth Portfolio rose 2.27%, surpassing the Lipper Mid-Cap Growth Category Average, which rose 0.12%, placing the fund in the top 25% of its Lipper category for year-to-date performance and top 20% for one-year performance. The positive returns were the result of our emphasis on select health care, specialty retail, and energy companies, whose long-term prospects remain bright. Our sector exposure emphasizes companies with above average growth in earnings. As economic growth moderates and high oil prices remain an issue, we continue to focus on high quality companies with leading competitive positions and strong revenues and earnings growth. Our current economic outlook focuses more toward midsize companies, as they are better positioned during a slowing economic environment than are smaller companies.

MID/SMALL GROWTH PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2005
================================================================================
        Company                               Percent of
                                              Net Assets
        Legg Mason Inc.                          1.6%
        National Oilwell Varco                   1.5%
        Coventry Health Care                     1.3%
        Ansys Inc.                               1.2%
        XTO Energy Inc.                          1.2%
        Abercrombie & Fitch Co.                  1.1%
        NVR Inc.                                 1.1%
        Varian Med Sys Inc.                      1.1%
        Michaels Stores Inc.                     1.0%
        Precision Castparts Co.                  1.0%
--------------------------------------------------------------------------------



                                                                               3


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                            ROCHDALE INVESTMENT TRUST


ROCHDALE MID/SMALL VALUE PORTFOLIO

The Mid/Small Value Portfolio invests primarily in medium-size and small U.S. companies across value industries including banks and insurance, energy, utilities, and basic materials. During the six months ended June 30, 2005, Rochdale's MSV Portfolio rose 3.60%, outperforming the Lipper Mid-Cap Value Category Average, which returned 2.33%, placing the fund in the top third of its Lipper category for year-to-date and one-year performance. The Mid/Small Value category performed above any other equity asset class of the market. Positive performance was the result of our decision to remain significantly invested in insurance, home construction, energy, and defense sectors. Returns from these sectors offset our positions in industrials and materials, which showed lackluster returns in the second quarter. We expect that sectors such as welding, insurance, financial services, home construction, and medical services will continue to contribute positively given their better earnings expectations. There are concerns regarding interest rate sensitive companies as the Federal Reserve continues its tightening cycle. Our sector exposure favors companies with strong competitive advantages and relevant earnings growth. As economic earnings growth moderates and high commodity prices remain an issue, we are maintaining our focus on companies with better prospects for reliable and steady revenues and earnings growth expectations.

MID/SMALL VALUE PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2005
================================================================================
      Company                                Percent of
                                             Net Assets
--------------------------------------------------------------------------------
      D.R. Horton Inc.                           1.7%
      Pacificare Health Systems                  1.5%
      Berkley W R Corp.                          1.5%
      Lennar Corp.                               1.4%
      Toll Brothers Inc.                         1.3%
      Constellation Brands Inc.                  1.1%
      Republic Services Inc.                     1.0%
      Neiman Marcus Grp                          0.9%
      Mohawk Industries Inc.                     0.9%
      Newfield Exploration Corp.                 0.9%
--------------------------------------------------------------------------------

ROCHDALE ATLAS PORTFOLIO

The Atlas Portfolio provides exposure to foreign economies across both developed and emerging markets through investment in foreign companies in countries with favorable macroeconomic outlooks and that are likely to outperform relative to the world market. During the six months ended June 30, 2005, the fund performance surpassed most of the global market, with a total return of 3.08%, topping the Lipper International Multi-Cap Core Category Average, which returned -0.66%. Our country selection methodology continues to shine, placing the Fund in the Top 10 in its Lipper category for one-year performance and in the Top 20 for three-year performance. Our significant overweight in emerging markets contributed strongly, with holdings in Brazil and Mexico among our top performing positions as indicated by their favorable scoring in our country selection methodology. We remained overweight in smaller developed markets in Europe, including Netherlands, and most notably, Norway, which continues to benefit as an oil and natural resource producing country. We continue to see attractive valuation opportunities and strong growth prospects overseas. Germany and France have shown significant improvement in their valuation levels, although the macro picture remains somewhat mixed. Asia, and particularly China, continues to have bright macro-economic growth prospects, which we expect will continue at a brisk, sustainable pace. We have holdings in core Asian markets including Korea, Thailand, and China, while remaining underweight in Japan.

ATLAS PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2005
================================================================================
                                                    Percent of
     Company                                        Net Assets
--------------------------------------------------------------------------------
     Petroleo Brasileiro SA                             2.9%
     Samsung Electronics Co                             2.3%
     Norsk Hydro ASA                                    2.1%
     Erste Bank der Oesterreichischen Spk AG            2.1%
     Royal Dutch Petroleum                              1.9%
     Fortis Group                                       1.7%
     Statoil Den Norske                                 1.6%
     iShares MSCI Brazil                                1.6%
     Orkla ASA                                          1.6%
     Cemex SA                                           1.5%
--------------------------------------------------------------------------------



4


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                            ROCHDALE INVESTMENT TRUST


ROCHDALE DIVIDEND & INCOME PORTFOLIO

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in common stocks, real estate investment trusts, and preferred stocks that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. In addition to providing a reliable, low volatility income stream, the portfolio is designed to take advantage of favorable dividend tax rates. During the six months ended June 30, 2005, the fund rose 2.21%, outpacing the Lipper Equity Income Category Average, which rose 0.96%. The Fund rallied with strong second quarter performance, contributing to a solid first half and placing the Fund in the top quartile for year-to-date performance and in the Top 20 for one-year performance in the Lipper Equity Income category. Our REIT and energy company selections drove fund performance for the quarter. Going forward, we continue to believe that the moderately growing economy, coupled with moderately rising interest rates, is an attractive macro economic environment for our high dividend income strategy. We maintain our focus on solid dividend-paying companies that continue to grow their revenues and profits to support their increasing dividends in a moderate economy. Dividends continue to grow for the majority of our portfolio companies because our rigorous stock selection process is able to identify high quality, well-managed businesses. We also are evaluating additional high cash flow opportunities, such as preferred stocks, which will begin to enter our portfolio holdings.


ROCHDALE DIVIDEND & INCOME PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2005
================================================================================

     Company                                  Percent of
                                              Net Assets
--------------------------------------------------------------------------------
     First Industrial Realty Trust Inc.          2.7%
     Exxon Mobil Corp.                           2.7%
     Bank of America Corp.                       2.3%
     Tanger Factory Outlet                       2.2%
     UST Inc.                                    2.2%
     Plum Creek Timber                           2.0%
     Occidental Petroleum Corp.                  1.9%
     People's Bank Bridgeport                    1.9%
     Microsoft Corp.                             1.8%
     ChevronTexaco Corp.                         1.8%
--------------------------------------------------------------------------------



ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

The Intermediate Fixed Income Portfolio seeks to earn a total return with low volatility of principal. We invest in investment-grade U.S. government, agency, and corporate bonds maturing in ten years or less. During the six months ended June 30, 2005, the Intermediate Fixed Income Portfolio total return was 1.82%, comparable with the Lipper Intermediate Investment Grade Category, which returned 1.98%. The Federal Reserve continued with its "measured" pace of rate increases. At the end of March, the yield curve was positively sloped and modestly steep from 2- to 10-years. During the quarter, the 10-year yields rallied, then remained in a trading range as higher oil prices continued to influence the outlook for an economic slowdown, thus flattening the yield curve. The much publicized troubles of the big two automakers helped create a difficult investing environment for corporate bonds through the first six months of 2005. Year to date, the U.S. Investment-Grade Credit Index has been the worst performing component of the overall bond market, producing its worst six-month return since the first half of 2002. Our strategy of overweighting higher rated credits helped us outperform year to date. As the quarter ends, we expect to remain focused on higher quality investment credits in a 3- to 5-year maturity range.


INTERMEDIATE FIXED INCOME PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2005
================================================================================
                                               Percent of
Issuer                                         Net Assets
--------------------------------------------------------------------------------
     Federal Home Loan Bank                      18.5%
     Federal National Mortgage Association       11.2%
     Transamerica                                 6.4%
     Federal Home Loan Mortgage Corp.             4.4%
     SLM Corp.                                    4.3%
     May Dept Stores Co.                          3.2%
     AOL Time Warner Inc.                         2.5%
     Chemical Bank                                2.4%
     Allstate Life                                2.2%
     Hartford Life                                2.2%
--------------------------------------------------------------------------------



                                                                               5


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                            ROCHDALE INVESTMENT TRUST


ROCHDALE DARWIN PORTFOLIO

The Darwin Portfolio seeks to earn long-term capital appreciation through long and short investment in small and mid-cap health care companies. The Darwin Portfolio total return for its first six months ended June 30, 2005, was -0.93%, comparable with the Lipper Heath/Biotech Category, which returned 0.31%. Contrary to many market strategists' forecasts, small- and mid-cap stocks continued to outperform the broader market in the first half of 2005. Within the health care universe, performance for the quarter varied significantly by industry. Our portfolio managers' focus on individual company selection creates uniqueness in our health care company holdings. Going forward, our stock selection process favors devices and pharmaceuticals. We have taken profits on some of our outperforming biotech companies and are currently slightly underweight in the industry. We believe that over the next several years, the health care sector will offer greater investment returns due to solid demographic trends and technological advancement. We continue to evaluate small- to mid-cap long and short health care opportunities that we believe will provide above-average returns.


DARWIN PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2005
================================================================================

        Company                                 Percent of
                                                Net Assets
--------------------------------------------------------------------------------
        Serologicals Corp.                         6.2%
        Advanced Medical                           5.7%
        MidCap SPDR Trust                          5.3%
        Psychiatric Solutions                      5.2%
        First Horizon Pharmaceutical               5.1%
        Charles Rivers Labs Intl                   5.1%
        Kinetic Concepts Inc.                      4.8%
        CYTYC Corp.                                4.7%
        Coventry Health Care                       4.7%
        Omnicare Inc.                              4.7%
--------------------------------------------------------------------------------



Thank you for your investment in Rochdale Funds. We take our duty as stewards of clients' wealth very seriously, and we appreciate you making the Funds a part of your investment portfolio. We hope you find reports such as this helpful in tracking the exposures in your portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.


Sincerely,

Carl Acebes
Garrett R. D'Alessandro, CFA
David J. Abella, CFA
Audrey H. Kaplan
J.C. Davies
PORTFOLIO MANAGERS




6


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                            ROCHDALE INVESTMENT TRUST


TOTAL RETURNS AS OF JUNE 30, 2005 (Unaudited)
                                                                            AS OF JUNE 30, 2005
                                                        -------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                -------------------------------------
                                                                                                            SINCE
                                                        YEAR-TO-DATE  ONE YEAR  THREE YEARS FIVE YEARS   INCEPTION(1)
ROCHDALE LARGE GROWTH PORTFOLIO
  Return at NAV (2)                                       (2.07%)      1.44%       4.94%     (8.28%)     (6.62%)
  Return at POP (3)                                       (7.69%)     (4.40%)      2.88%     (9.36%)     (7.62%)
S&P 500/Barra Growth Index                                (1.73%)      1.54%       6.43%     (7.87%)     (6.74%)
Lipper Large-Cap Growth Category Average                  (1.75%)      2.90%       5.68%     (8.81%)       N/A
---------------------------------------------------------------------------------------------------------------------
ROCHDALE LARGE VALUE PORTFOLIO
  Return at NAV (2)                                        0.98%      10.47%       7.42%      1.07%       0.29%
  Return at POP (3)                                       (4.83%)      4.10%       5.32%     (0.12%)     (0.79%)
S&P 500/Barra Value Index                                  0.09%      11.18%      10.09%      3.36%       2.27%
Lipper Large-Cap Value Category Average                    0.20%       8.71%       8.10%      3.90%        N/A
---------------------------------------------------------------------------------------------------------------------
ROCHDALE MID/SMALL GROWTH PORTFOLIO
  Return at NAV (2)                                        2.27%      11.13%      11.82%      2.71%       6.20%
  Return at POP (3)                                       (3.62%)      4.74%       9.64%      1.50%       5.06%
S&P MidCap 400/Barra Growth Index (71%) &
  S&P SmallCap 600/Barra Growth Index (29%)                3.11%      12.26%      12.64%      2.92%       5.00%
Lipper Mid-Cap Growth Category Average                     0.12%       7.80%       9.82%     (5.02%)       N/A
---------------------------------------------------------------------------------------------------------------------
ROCHDALE MID/SMALL VALUE PORTFOLIO
  Return at NAV (2)                                        3.60%      15.84%      13.19%     13.19%      12.01%
  Return at POP (3)                                       (2.35%)      9.17%      10.97%     11.86%      10.82%
S&P MidCap 400/Barra Value Index (71%) &
  S&P SmallCap 600/Barra Value Index (29%)                 3.40%      15.45%      14.02%     15.25%      14.56%
Lipper Mid-Cap Value Category Average                      2.33%      13.65%      14.32%     12.74%       N/A
---------------------------------------------------------------------------------------------------------------------
ROCHDALE ATLAS PORTFOLIO
  Return at NAV (2)                                        3.08%      21.56%      14.95%      1.63%       7.23%
  Return at POP (3)                                       (2.85%)     14.58%      12.70%      0.44%       6.30%
Dow Jones World Index ex US                               (0.01%)     15.78%      14.06%      1.00%       7.97%
MSCI All Country World ex USA Index                        0.32%      16.95%      14.08%      0.76%       7.04%
Lipper International Multi-Cap Core Category Average      (0.66%)     13.76%      10.83%     (0.62%)       N/A
---------------------------------------------------------------------------------------------------------------------
ROCHDALE DIVIDEND & INCOME PORTFOLIO(4)
  Return at NAV (2)                                        2.21%      15.74%       6.22%     (2.78%)      1.91%
  Return at POP (3)                                       (3.68%)      9.08%       4.15%     (3.92%)      0.92%
Russell 3000 Value Index                                   1.69%      14.09%      11.24%      7.23%       4.89%
Lipper Equity Income Category Average                      0.96%      10.32%       8.68%      4.79%        N/A
---------------------------------------------------------------------------------------------------------------------
ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO
  Return at NAV (2)                                        1.82%       5.58%       5.11%      6.98%       6.55%
  Return at POP (3)                                       (4.02%)     (0.50%)      3.06%      5.72%       5.41%
Lehman Government/Credit Intermediate Index                1.59%       4.80%       5.09%      6.87%       6.80%
Lipper Intermediate Investment Grade Category Average      1.98%       6.06%       5.39%      6.66%        N/A
---------------------------------------------------------------------------------------------------------------------
ROCHDALE DARWIN PORTFOLIO
  Return at NAV (2)                                       (0.93%)       --          --         --        (1.60%)(5)
  Return at POP (3)                                       (6.61%)       --          --         --        (7.27%)(5)
S&P 1500 Index                                            (0.32%)       --          --         --        (0.45%)(5)
Lipper Health/Biotech Category Average                     0.31%        --          --         --         N/A
---------------------------------------------------------------------------------------------------------------------

                            ROCHDALE INVESTMENT TRUST

(1) The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value and Intermediate Fixed Income Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on The Rochdale Atlas, Dividend & Income and Darwin December 31, 1999. Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on October 2, 1998, June 1, 1999, and December 31, 2004 respectively.

(2) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(3) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

(4) Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. Prior to June 27, 2003, the Dividend & Income Portfolio operated under a different investment objective and strategy as the Rochdale Alpha Portfolio.

(5)     Not annualized.

N/A - not available.

Past performance is not predictive of future performance.

 INDEX DESCRIPTIONS

The Standard & Poor's (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/BARRA Growth Index represents companies of the S&P 500 with higher price-to-book ratios. The S&P 500/BARRA Value Index represents companies of the S&P 500 with lower price-to-book ratio.

The S&P MidCap 400 and SmallCap 600 Indices represent 400 medium-size and 600 small companies, respectively.

The S&P MidCap 400/BARRA Growth and the S&P SmallCap 600/BARRA Growth represent companies of the S&P MidCap 400 and the S&P Small Cap 600 with higher price-to-book ratios. The S&P MidCap 400/BARRA Value and the S&P SmallCap 600/BARRA Value represent companies of the S&P MidCap 400 and the S&P SmallCap 600 with lower price-to-book ratios.

The Dow Jones World Index ex US consists of approximately 3,800 securities listed on exchanges in 33 countries, excluding United States.

The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 1,900 securities listed on exchanges in 48 countries, excluding the United States.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Lehman Government/Credit Intermediate is an index consisting of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturity from 1 to 10 years.

The Standard and Poor's (S&P) 1500 Index is a compilation of the S&P 500 large-cap, S&P 400 mid-cap and the S&P 600 small-cap indices, comprising approximately 90% of investable U.S. equities.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds' performance.

LIPPER CATEGORY DESCRIPTIONS

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of June 30, 2005, the category consists of 645, 630, 519 and 421 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indexes based on price-to-earnings ratios, price-to-book ratios, or other factors. As of June 30, 2005, the category consists of 425, 414, 342 and 229 funds for the year-to-date, one-, three- and five-year periods, respectively.

                            ROCHDALE INVESTMENT TRUST

Lipper Mid-Cap Growth consists of funds that invest in midsize companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of June 30, 2005, the category consists of 529, 520, 425 and 306 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Mid-Cap Value consists of funds that invest in midsize companies that are considered undervalued relative to major stock indexes based on price-to-earnings, price-to-book ratios, or other factors. As of June 30, 2005, the category consists of 232, 222, 177 and 101 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper International Multi-Cap Core consists of funds that invest in securities of companies of various size outside of the U.S. As of June 30, 2005, the category consists of 279, 262, 215 and 160 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Equity Income consists of funds that seek high current income and growth of income by investing in equities. As of June 30, 2005, the category consists of 221, 216, 150 and 126 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. As of June 30, 2005, the category consists of 438, 423, 369 and 259 funds for the year-to-date, one- ,three- and five-year periods, respectively.

Lipper Health/Biotech consists of funds that invest in securities of companies in the healthcare sector. As of June 30, 2005, the category consists of 173 funds for the year-to-date.

                            ROCHDALE INVESTMENT TRUST


EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/05 to 06/30/05.

ACTUAL EXPENSES

The information in the tables under the headings "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the tables under the headings "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



LARGE GROWTH PORTFOLIO
                                                             HYPOTHETICAL
                                                             PERFORMANCE
                                           ACTUAL            (5% RETURN
                                         PERFORMANCE        BEFORE EXPENSES)
                                         -----------        ----------------
Beginning Account Value (1/1/05)          $1,000.00            $1,000.00
Ending Account Value (6/30/05)            $  979.30            $1,018.59
Expenses Paid during Period*              $    6.14            $    6.26

-------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).


LARGE VALUE PORTFOLIO

                                                             HYPOTHETICAL
                                                             PERFORMANCE
                                           ACTUAL            (5% RETURN
                                         PERFORMANCE        BEFORE EXPENSES)
                                         -----------        ----------------
Beginning Account Value (1/1/05)          $1,000.00             $1,000.00
Ending Account Value (6/30/05)            $1,009.80             $1,018.59
Expenses Paid during Period*              $    6.24             $    6.26

-------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

                            ROCHDALE INVESTMENT TRUST

MID/SMALL GROWTH PORTFOLIO

                                                             HYPOTHETICAL
                                                             PERFORMANCE
                                           ACTUAL            (5% RETURN
                                         PERFORMANCE        BEFORE EXPENSES)
                                         -----------        ----------------
Beginning Account Value (1/1/05)         $1,000.00            $1,000.00
Ending Account Value (6/30/05)           $1,022.70            $1,018.58
Expenses Paid during Period*             $    6.29            $    6.28


-------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).


MID/SMALL VALUE PORTFOLIO

                                                             HYPOTHETICAL
                                                             PERFORMANCE
                                           ACTUAL            (5% RETURN
                                         PERFORMANCE        BEFORE EXPENSES)
                                         -----------        ----------------
Beginning Account Value (1/1/05)          $1,000.00           $1,000.00
Ending Account Value (6/30/05)            $1,036.00           $1,018.73
Expenses Paid during Period*              $    6.18           $    6.12


------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).



ATLAS PORTFOLIO
                                                             HYPOTHETICAL
                                                             PERFORMANCE
                                           ACTUAL            (5% RETURN
                                         PERFORMANCE        BEFORE EXPENSES)
                                         -----------        ----------------
Beginning Account Value (1/1/05)          $1,000.00           $1,000.00
Ending Account Value (6/30/05)            $1,030.80           $1,016.36
Expenses Paid during Period*              $    8.57           $    8.51

------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).



DIVIDEND & INCOME PORTFOLIO
                                                             HYPOTHETICAL
                                                             PERFORMANCE
                                           ACTUAL            (5% RETURN
                                         PERFORMANCE        BEFORE EXPENSES)
                                         -----------        ----------------
Beginning Account Value (1/1/05)         $1,000.00            $1,000.00
Ending Account Value (6/30/05)           $1,022.10            $1,018.10
Expenses Paid during Period*             $    6.77            $    6.75

-------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).



INTERMEDIATE FIXED INCOME PORTFOLIO

                                                             HYPOTHETICAL
                                                             PERFORMANCE
                                           ACTUAL            (5% RETURN
                                         PERFORMANCE        BEFORE EXPENSES)
                                         -----------        ----------------
Beginning Account Value (1/1/05)          $1,000.00             $1,000.00
Ending Account Value (6/30/05)            $1,018.20             $1,020.33
Expenses Paid during Period*              $    4.50             $    4.51


------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).


DARWIN PORTFOLIO
                                                             HYPOTHETICAL
                                                             PERFORMANCE
                                           ACTUAL            (5% RETURN
                                         PERFORMANCE        BEFORE EXPENSES)
                                         -----------        ----------------
Beginning Account Value (1/1/05)          $1,000.00           $1,000.00
Ending Account Value (6/30/05)            $  990.70           $1,017.58
Expenses Paid during Period*              $    7.18           $    7.28

-------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

                           ROCHDALE LARGE GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS  AT JUNE 30, 2005 (Unaudited)

                   SECTOR EXPOSURE AS OF 6/30/05 (UNAUDITED)
                               (% of Net Assets)

                      Utility                          1%
                      Technology                      22%
                      Industrials                      5%
                      Health Care                     19%
                      Financial                        8%
                      Energy                           6%
                      Consumer Services                3%
                      Consumer (Non-Cyclicals)        17%
                      Consumer (Cyclicals)            10%
                      Commercial Services              5%
                      Basic Materials                  4%



    Shares                                                             Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.3%
BASIC MATERIALS: 2.0%
    5,178     Allegheny Technologies, Inc. .......................   $ 114,227
    2,755     Ecolab, Inc. ......................................       89,152
    2,394     Sherwin-Williams Co. ..............................      112,733
    1,499     Sigma-Aldrich Corp. ...............................       84,004
                                                                     ---------
                                                                       400,116
                                                                     ---------
CONSUMER CYCLICALS: 10.5%
    2,965     Best Buy Co., Inc. ...............................       203,251
    4,246     Coach, Inc.*(1) ..................................       142,538
    2,245     Harley-Davidson, Inc.(1) .........................       111,352
    9,771     Home Depot, Inc. .................................       380,092
    1,437     International Game Technology ....................        40,451
    3,668     Lowe's Companies, Inc.(1) ........................       213,551
    1,934     NIKE, Inc. - Class B .............................       167,484
    1,977     PACCAR, Inc. .....................................       134,436
      931     Target Corp. .....................................        50,656
   11,100     Wal-Mart Stores, Inc. ............................       535,020
    2,772     Yum! Brands, Inc.(1) .............................       144,366
                                                                     ---------
                                                                     2,123,197
                                                                     ---------
CONSUMER NON CYCLICALS: 37.0%
    4,172     Abbott Laboratories .............................        204,470
    8,585     Altria Group, Inc. ..............................        555,106
    6,540     Amgen, Inc.*(1) .................................        395,408
    3,677     Avon Products, Inc. .............................        139,174



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12



                           ROCHDALE LARGE GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS  AT JUNE 30, 2005 (Unaudited), Continued


    Shares                                                               Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS, CONTINUED
     1,100       Becton, Dickinson & Co. ......................       $   57,717
     3,287       Biomet, Inc. .................................          113,862
     5,432       Boston Scientific Corp.* .....................          146,664
     1,914       C.R. Bard, Inc. ..............................          127,300
     3,694       Campbell Soup Co. ............................          113,664
     1,586       Cardinal Health, Inc. ........................           91,322
    10,806       Coca-Cola Co. ................................          451,150
     3,558       Colgate Palmolive Co. ........................          177,580
       900       Deluxe Corp. .................................           36,540
     4,618       Equifax, Inc. ................................          164,909
     1,690       Express Scripts, Inc.*(1) ....................           84,466
     1,997       Fortune Brands, Inc. .........................          177,334
     1,018       Genzyme Corp.*(1) ............................           61,172
     2,941       Gillette Co.(1) ..............................          148,903
     1,063       H&R Block, Inc.(1) ...........................           62,026
    13,784       Johnson & Johnson(1) .........................          895,960
     2,194       McCormick & Company, Inc. ....................           71,700
     6,166       Medtronic, Inc. ..............................          319,337
     3,984       Merck & Co., Inc. ............................          122,707
     8,328       PepsiCo, Inc. ................................          449,129
     4,100       Pfizer, Inc. .................................          113,078
    11,502       Procter & Gamble Co.(1) ......................          606,730
     4,058       Quest Diagnostics, Inc. ......................          216,170
     5,449       Sara Lee Corp. ...............................          107,945
     3,762       St. Jude Medical, Inc.* ......................          164,061
     3,570       Stryker Corp.(1) .............................          169,789
     4,583       Sysco Corp. ..................................          165,859
     2,135       The Clorox Co. ...............................          118,962
     7,726       UnitedHealth Group, Inc.(1) ..................          402,834
     2,573       UST, Inc. ....................................          117,483
     1,499       Zimmer Holdings, Inc.*(1) ....................          114,179
                                                                      ----------
                                                                       7,464,690
                                                                      ----------
ENERGY: 6.4%
     1,441       Baker Hughes, Inc. ...........................           73,722
     1,300       BJ Services Co. ..............................           68,224
    19,875       Exxon Mobil Corp. ............................        1,142,216
                                                                      ----------
                                                                       1,284,162
                                                                      ----------
FINANCIAL SERVICES: 3.4%
     6,570       American Express Co. .........................          349,721
     4,586       Federated Investors, Inc. - Class B ..........          137,626
     3,894       SLM Corp.(1) .................................          197,815
                                                                      ----------
                                                                         685,162
                                                                      ----------
INDUSTRIALS: 14.4%
     1,035       3M Co.(1) ....................................           74,830
     2,483       American Standard Companies, Inc. ............          104,087
     3,706       Ball Corp. ...................................          133,268


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              13




                         ROCHDALE LARGE GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS  AT JUNE 30, 2005 (Unaudited), Continued



     Shares                                                              Value
--------------------------------------------------------------------------------
INDUSTRIALS, CONTINUED
      1,477   Black & Decker Corp. ...............................   $   132,708
      1,955   Caterpillar, Inc.(1) ...............................       186,331
      4,222   Danaher Corp. ......................................       220,979
      1,568   Emerson Electric Co. ...............................        98,204
     38,633   General Electric Co. ...............................     1,338,633
      1,536   Illinois Tool Works, Inc. ..........................       122,388
      1,767   Sealed Air Corp.*(1) ...............................        87,979
      2,143   The Stanley Works ..................................        97,592
        350   United Parcel Service, Inc. ........................        24,206
      4,042   United Technologies Corp. ..........................       207,557
      2,227   Waters Corp.* ......................................        82,778
                                                                     -----------
                                                                       2,911,540
                                                                     -----------
TECHNOLOGY: 19.0%
      6,196   Adobe Systems, Inc.(1) .............................       177,330
        118   Apple Computer, Inc.* ..............................         4,344
      3,188   Autodesk, Inc. .....................................       109,572
      3,936   Automatic Data Processing, Inc. ....................       165,194
      2,574   Citrix Systems, Inc.* ..............................        55,753
     11,246   Dell, Inc.*(1) .....................................       444,329
      4,965   First Data Corp. ...................................       199,295
      5,962   IMS Health, Inc. ...................................       147,679
     21,906   Intel Corp. ........................................       570,870
      3,481   International Business Machines Corp. (IBM) ........       258,290
      2,174   Intuit, Inc.*(1) ...................................        98,069
      2,395   Lexmark International Group, Inc.*(1) ..............       155,268
        227   Lucent Technologies, Inc., Warrants Expire 12/10/07*           175
     45,576   Microsoft Corp. ....................................     1,132,108
     24,132   Oracle Corp.* ......................................       318,542
                                                                     -----------
                                                                       3,836,818
                                                                     -----------
TELECOMMUNICATIONS: 5.9%
     24,017   Cisco Systems, Inc.*(1) ............................       458,965
      3,546   McGraw-Hill Companies, Inc. ........................       156,911
      2,200   Monster Worldwide, Inc.*(1) ........................        63,096
      2,551   Omnicom Group, Inc. ................................       203,723
      4,900   Qualcomm, Inc. .....................................       161,749
      6,618   Symantec Corp.*(1) .................................       143,875
                                                                     -----------
                                                                       1,188,319
                                                                     -----------
UTILITIES: 0.7%
      1,665   TXU Corp. ..........................................       138,345
                                                                     -----------

TOTAL COMMON STOCKS
              (cost $17,667,231) .................................    20,032,349
                                                                     -----------







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14





                         ROCHDALE LARGE GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS  AT JUNE 30, 2005 (Unaudited), Continued


Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.6%
MONEY MARKET INVESTMENT: 0.6%
    116,505   First American Prime Obligations Fund ..............   $   116,505
                                                                     -----------

TOTAL SHORT-TERM INVESTMENT
          (cost $116,505) ........................................       116,505
                                                                     -----------

INVESTMENTS PURCHASED WITH CASH PROCEEDS
        FROM SECURITIES LENDING: 28.3%
COMMERCIAL PAPER: 9.4%
  $ 272,256   CCN Independence, 3.290%, 04/17/06 .................       272,256
    272,256   CCN Orchard Park, 3.250%, 04/06/06 .................       272,256
    272,256   Concord Minuteman Capital Co., 3.130%, 07/06/05 ....       272,256
    272,256   Lakeside Funding LLC, 3.220%, 07/08/05 .............       272,256
    272,235   Liquid Funding Ltd., 3.190%, 12/12/05 ..............       272,235
    272,256   Morgan Stanley, 3.508%, 09/02/05 ...................       272,256
    271,549   Thornburg Mortgage Capital, 3.128%, 07/06/05 .......       271,549
                                                                     -----------
                                                                       1,905,064
                                                                     -----------
REPURCHASE AGREEMENT: 18.9%
  1,361,281   Lehman Brothers, Inc., 3.560%, due 07/01/05
              (collateralized by various corporate bonds,
              5.500% to 8.750%, due 12/01/09 to 07/15/19,
              valued at $1,524,525.
              Repurchase proceeds are $1,361,418.) ...............     1,361,281
  2,450,306   Morgan Stanley, 3.500%, due 07/01/05
              (collateralized by U.S. Gov't Treasury Bond,
              6.250%, due 8/15/23, GNMAs, 4.34% to 4.500%,
              due 08/15/23 to 04/20/35, valued at $2,534,185.
              Repurchase proceeds are $2,450,549.) ..............      2,450,306
                                                                     -----------
                                                                       3,811,587
                                                                     -----------
MONEY MARKET INVESTMENT: 0.0%
         19   Merrill Lynch Premier Institutional Fund ...........            19
                                                                     -----------

TOTAL INVESTMENTS PURCHASED WITH CASH
        PROCEEDS FROM SECURITIES LENDING
          (cost $5,716,670) ......................................     5,716,670
                                                                     -----------

TOTAL INVESTMENTS
          (Cost $23,500,406), 128.2% .............................    25,865,524
LIABILITIES IN EXCESS OF OTHER ASSETS, (28.2%) ...................    (5,692,389)
                                                                     -----------
NET ASSETS, 100.0% ...............................................   $20,173,135
                                                                     ===========
-------------
*    Non-income producing security.
(1)  This security or a portion of this security is out on loan at June 30,
     2005. Total loaned securities had a market value of $5,493,823 at June 30,
     2005.










SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              15

                             ROCHDALE LARGE VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited)

                   SECTOR EXPOSURE AS OF 6/30/05 (UNAUDITED)
                               (% of net Assets)

                 Utility                          3%
                 Transportation                   2%
                 Telecommunication                3%
                 Technology                       8%
                 Industrials                      4%
                 Health Care                     10%
                 Financial                       40%
                 Energy                          10%
                 Consumer Services                4%
                 Consumer (Non-Cyclicals)         2%
                 Consumer (Cyclicals)             7%
                 Commercial Services              4%
                 Basic Materials                  3%

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.4%
BASIC MATERIALS: 2.9%
    2,881        Alcoa, Inc.(1) ...............................        $  75,280
    2,265        Eastman Chemical Co. .........................          124,915
    3,093        Georgia-Pacific Corp.(1) .....................           98,357
    1,600        Louisiana Pacific Corp.(1) ...................           39,328
    3,574        Nucor Corp. ..................................          163,046
    1,080        Phelps Dodge Corp.(1) ........................           99,900
    1,000        Plum Creek Timber Co., Inc.(1) ...............           36,300
    2,235        United States Steel Corp.(1) .................           76,817
                                                                       ---------
                                                                         713,943
                                                                       ---------
CONSUMER CYCLICALS: 7.2%
    2,571        Brunswick Corp. ..............................          111,376
    5,813        Carnival Corp.(1) ............................          317,099
      828        Centex Corp. .................................           58,515
    9,000        CVS Corp.(1) .................................          261,630
    2,500        Darden Restaurants, Inc. .....................           82,450
    1,000        Grainger (W.W.), Inc. ........................           54,790
    1,767        J.C. Penney Co., Inc. ........................           92,909
    2,514        Johnson Controls, Inc.(1) ....................          141,614
    5,118        Limited, Inc. ................................          109,628
    2,141        McDonald's Corp. .............................           59,413
    2,601        Nordstrom, Inc. ..............................          176,790
    2,772        Pulte Homes Corp. ............................          233,541
    1,300        VF Corp. .....................................           74,386
                                                                       ---------
                                                                       1,774,141
                                                                       ---------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         ROCHDALE LARGE VALUE PORTFOLIO



    Shares                                                               Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS: 12.2%
     3,760     Aetna, Inc. ......................................     $  311,403
     1,988     AmerisourceBergen Corp.(1) .......................        137,470
     7,800     Archer-Daniels-Midland Co. .......................        166,764
     3,162     Biogen Idec, Inc.*(1) ............................        108,931
     4,888     Caremark Rx, Inc.* ...............................        217,614
    16,569     Cendant Corp. ....................................        370,649
     2,400     General Mills, Inc. ..............................        112,296
     3,503     Laboratory Corp. of America Holdings*(1) .........        174,800
     2,489     Medco Health Solutions, Inc.*(1) .................        132,813
    24,058     Pfizer, Inc. .....................................        663,520
     3,781     Reynolds American, Inc.(1) .......................        297,943
     4,634     Wellpoint, Inc.* .................................        322,712
                                                                       ---------
                                                                       3,016,915
                                                                       ---------
ENERGY: 10.2%
     1,458     Amerada Hess Corp.(1) ............................        155,292
     1,601     Anadarko Petroleum Corp. .........................        131,522
     2,127     Apache Corp. .....................................        137,404
     2,595     Burlington Resources, Inc.(1) ....................        143,348
    12,372     ChevronTexaco Corp.(1) ...........................        691,842
     6,808     ConocoPhillips ...................................        391,392
     2,162     Devon Energy Corp.(1) ............................        109,570
     7,062     El Paso Corp. ....................................         81,354
     2,000     EOG Resources, Inc.(1) ...........................        113,600
     2,392     Marathon Oil Corp.(1) ............................        127,661
     4,251     Occidental Petroleum Corp. .......................        327,029
     1,558     Valero Energy Corp.(1) ...........................        123,253
                                                                       ---------
                                                                       2,533,267
                                                                       ---------
FINANCIAL SERVICES: 40.2%
     4,814     ACE Ltd. .........................................        215,908
     7,387     Aflac, Inc. ......................................        319,709
    22,724     Bank of America Corp. ............................      1,036,442
     3,354     Capital One Financial Corp.(1) ...................        268,354
     1,959     Cigna Corp. ......................................        209,672
    28,339     Citigroup, Inc. ..................................      1,310,112
     8,421     Countrywide Financial Corp. ......................        325,135
     1,051     Federal Home Loan Mortgage Corp.(1) ..............         68,557
     1,016     Franklin Resources, Inc. .........................         78,212
     4,376     Golden West Financial Corp. ......................        281,727
     3,592     Goldman Sachs Group, Inc.(1) .....................        366,456
     3,894     Hartford Financial Services Group, Inc. ..........        291,193
    11,134     JP Morgan Chase & Co. ............................        393,253
     2,205     Lehman Brothers Holdings, Inc.(1) ................        218,912
     3,208     MBIA, Inc.(1) ....................................        190,266
    12,120     MBNA Corp. .......................................        317,059
     5,466     Merrill Lynch & Co., Inc. ........................        300,685
     8,239     Metlife, Inc. ....................................        370,261
     5,905     Morgan Stanley Dean Witter & Co. .................        309,835

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              17



                         ROCHDALE LARGE VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued


Shares                                                                   Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
    6,194      National City Corp. ..............................      $ 211,339
    4,058      Progressive Corp.(1) .............................        400,971
    1,400      Providian Financial Corp.* .......................         24,682
    2,552      Prudential Financial, Inc.(1) ....................        167,564
    7,225      The Allstate Corp.(1) ............................        431,694
    1,157      The Bear Stearns Companies, Inc.(1) ..............        120,259
    1,818      The Chubb Corp. ..................................        155,639
    5,051      Torchmark Corp. ..................................        263,662
    7,128      UnumProvident Corp.(1) ...........................        130,585
   14,685      US Bancorp .......................................        428,802
    1,755      Wachovia Corp. ...................................         87,048
   10,034      Wells Fargo & Co. ................................        617,894
      600      XL Capital Ltd. ..................................         44,652
                                                                       ---------
                                                                       9,956,539
                                                                       ---------
INDUSTRIALS: 13.5%
    5,478      B.F. Goodrich Co. ................................        224,379
    2,943      Burlington Northern Santa Fe Corp. ...............        138,556
    1,700      Cummins Inc.(1) ..................................        126,837
    2,891      Deere & Co. ......................................        189,332
      859      FedEx Corp. ......................................         69,588
    2,733      Fisher Scientific International, Inc.*(1) ........        177,372
    4,062      General Dynamics Corp. ...........................        444,951
    5,123      Ingersoll-Rand Co. ...............................        365,526
    3,268      L-3 Communications Holdings, Inc.(1) .............        250,263
    2,629      Leggett & Platt, Inc. ............................         69,879
    9,500      Masco Corp. ......................................        301,720
    7,584      Norfolk Southern Corp. ...........................        234,801
    4,616      Northrop Grumman Corp. ...........................        255,034
    2,142      Parker-Hannifin Corp. ............................        132,825
   12,268      Tyco International Ltd. ..........................        358,226
                                                                       ---------
                                                                       3,339,289
                                                                       ---------
TECHNOLOGY: 5.3%
    4,589      Advanced Micro Devices, Inc.*(1) .................         79,573
    3,428      Affiliated Computer Services, Inc.*(1) ...........        175,171
    3,154      Computer Sciences Corp.* .........................        137,830
   20,469      Hewlett-Packard Co. ..............................        481,226
    2,646      Nvidia Corp.* ....................................         70,701
    5,451      Sungard Data Systems, Inc.* ......................        191,712
    6,293      Texas Instruments, Inc. ..........................        176,644
                                                                       ---------
                                                                       1,312,857
                                                                       ---------
TELECOMMUNICATIONS: 4.7%
    4,657      BellSouth Corp. ..................................        123,736
    5,473      Citizens Communications Co.(1) ...................         73,557
    3,681      Gannett Co., Inc. ................................        261,829
    5,799      SBC Communications, Inc. .........................        137,726
    2,991      Sprint Corp.(1) ..................................         75,044


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18



                         ROCHDALE LARGE VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

Shares/Principal Amount                                                  Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS, CONTINUED
      3,068      The Walt Disney Co. ..........................      $    77,252
      7,962      Time Warner, Inc.* ...........................          133,045
      7,946      Verizon Communications, Inc. .................          274,534
                                                                     -----------
                                                                       1,156,723
                                                                     -----------
UTILITIES: 3.2%
     10,300      Allegheny Energy, Inc.*(1) ...................          259,766
      2,200      CMS Energy Corp.*(1) .........................           33,132
      2,950      DTE Energy Co.(1) ............................          137,971
      4,229      Exelon Corp.(1) ..............................          217,075
      4,100      NiSource, Inc. ...............................          101,393
      1,300      PG&E Corp. ...................................           48,802
                                                                     -----------
                                                                         798,139
                                                                     -----------
TOTAL COMMON STOCKS
                 (cost $20,620,760) ...........................       24,601,813
                                                                     -----------

SHORT-TERM INVESTMENT: 0.5%
MONEY MARKET INVESTMENT: 0.5%
    126,171      First American Prime Obligations Fund ........          126,171
                                                                     -----------

TOTAL SHORT-TERM INVESTMENT
                 (cost $126,171) ..............................          126,171
                                                                     -----------

INVESTMENTS PURCHASED WITH CASH PROCEEDS
FROM SECURITIES LENDING: 29.4%
COMMERCIAL PAPER: 9.8%
$   346,848   CCN Independence, 3.290%, 04/17/06 ..............      $   346,848
    346,848   CCN Orchard Park, 3.250%, 04/06/06 ..............          346,848
    346,848   Concord Minuteman Capital Co., 3.130%, 07/06/05 .          346,848
    346,848   Lakeside Funding LLC, 3.220%, 07/08/05 ..........          346,848
    346,820   Liquid Funding Ltd., 3.190%, 12/12/05 ...........          346,820
    346,848   Morgan Stanley, 3.508%, 09/02/05 ................          346,848
    345,946   Thornburg Mortgage Capital, 3.128%, 07/06/05 ...           345,946
                                                                     -----------
                                                                       2,427,006
                                                                     -----------
 REPURCHASE AGREEMENT: 19.6%
  1,734,240   Lehman Brothers, Inc., 3.560%, due 07/01/05
              (collateralized by various corporate bonds,
              5.500% to 8.750%, due 12/01/09 to 07/15/19,
              valued at $1,942,208.
              Repurchase proceeds are $1,734,415.) ............        1,734,240

  3,121,632   Morgan Stanley, 3.500%, due 07/01/05
              (collateralized by U.S. Gov't Treasury Bond,
              6.250%, due 8/15/23, GNMAs, 4.34% to 4.500%,
              due 08/15/23 to 04/20/35, valued at $3,228,491.
              Repurchase proceeds are $3,121,941.) ............        3,121,632
                                                                     -----------
                                                                       4,855,872
                                                                     -----------






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              19



                         ROCHDALE LARGE VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

Principal Amount                                                        Value
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENT: 0.0%
$        24   Merrill Lynch Premier Institutional Fund ........      $        24
                                                                     -----------
TOTAL INVESTMENTS PURCHASED WITH CASH
       PROCEEDS FROM SECURITIES LENDING
       (cost $7,282,902) ......................................        7,282,902
                                                                     -----------

TOTAL INVESTMENTS
       (Cost $28,029,834), 129.3% .............................       32,010,886
LIABILITIES IN EXCESS OF OTHER ASSETS, (29.3)%                        (7,260,651)
                                                                     -----------
NET ASSETS, 100.0%                                                   $24,750,235
                                                                     ===========


--------
*    Non-income producing security.
(1)  This security or a portion of this security is out on loan Total loaned securities had a market value of $7,075,548 at June at June 30, 2005. 30,
     2005.







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
20

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited)

                   SECTOR EXPOSURE AS OF 6/30/05 (UNAUDITED)
                               (% of Net Assets)



                  Transportation                   3%
                  Technology                      13%
                  Industrials                      6%
                  Health Care                     20%
                  Financial                       12%
                  Energy                           8%
                  Consumer Services                8%
                  Consumer (Non-Cyclicals)         3%
                  Consumer (Cyclicals)            13%
                  Commercial Services             10%
                  Basic Materials                  3%




  Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.7%
BASIC MATERIALS: 2.7%
   4,216       Cabot Microelectronics Corp.*(1) .................    $   122,222
   1,974       Cleveland-Cliffs, Inc.(1) ........................        114,018
   3,271       Georgia Gulf Corp. ...............................        101,565
   7,580       Lyondell Chemical Co.(1) .........................        200,264
   4,534       MacDermid, Inc. ..................................        141,279
   4,466       Olin Corp.(1) ....................................         81,460
                                                                     -----------
                                                                         760,808
                                                                     -----------
CONSUMER CYCLICALS: 18.4%
   4,448       Abercrombie & Fitch Co. ..........................        305,578
   2,407       Aeropostale, Inc.*(1) ............................         80,875
   6,696       Applebee's International, Inc. ...................        177,377
   2,273       Arctic Cat, Inc. .................................         46,665
   4,220       Argosy Gaming Co.* ...............................        196,694
   1,403       Brinker International, Inc.* .....................         56,190
   3,624       CDW Corp. ........................................        206,894
   2,647       CEC Entertainment, Inc.*(1) ......................        111,412
   7,692       Chico's FAS, Inc.*(1) ............................        263,682
   2,724       Claire's Stores, Inc. ............................         65,512
   3,779       Dollar Tree Stores, Inc.*(1) .....................         90,696
   1,213       Ethan Allen Interiors, Inc. ......................         40,648
   3,424       GTECH Holdings Corp. .............................        100,118
   2,220       Guitar Center, Inc.*(1) ..........................        129,581
   1,133       Harman International Industries, Inc. ............         92,181
   7,348       K-Swiss, Inc. ....................................        237,634
   3,692       Macrovision Corp.*(1) ............................         83,218





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              21





                       ROCHDALE MID/SMALL GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued


    Shares                                                               Value
--------------------------------------------------------------------------------
CONSUMER CYCLICALS, CONTINUED
    6,946    Michaels Stores, Inc. ................................    $ 287,356
      362    NVR, Inc.* ...........................................      293,220
    3,108    O'Reilly Automotive, Inc.* ...........................       92,649
    2,754    Oshkosh Truck Corp. ..................................      215,583
    2,928    Outback Steakhouse, Inc.(1) ..........................      132,463
    2,066    Oxford Industries, Inc.(1) ...........................       88,941
    2,200    Petco Animal Supplies, Inc.*(1) ......................       64,504
    2,794    Polaris Industries, Inc.(1) ..........................      150,876
    4,000    Quiksilver, Inc.* ....................................       63,920
    5,986    Ross Stores, Inc.(1) .................................      173,055
    5,643    SCP Pool Corp. .......................................      198,013
    8,712    Shuffle Master, Inc.*(1) .............................      244,197
    4,137    Sonic Corp.*(1) ......................................      126,303
    4,906    The Timberland Co.* ..................................      189,960
    4,200    Thor Industries, Inc. ................................      132,006
    4,660    Toro Co.(1) ..........................................      179,923
    3,919    Wabash National Corp.(1) .............................       94,957
    1,214    Williams-Sonoma, Inc.*(1) ............................       48,038
    3,363    Winnebago Industries, Inc. ...........................      110,138
                                                                       ---------
                                                                       5,171,057
                                                                       ---------
CONSUMER NON CYCLICALS: 29.0%
    5,166    Advanced Medical Optics, Inc.* .......................      205,348
    2,269    Amedisys, Inc.*(1) ...................................       83,454
    2,600    American Healthways, Inc.*(1) ........................      109,902
    5,740    American Medical Systems Holdings, Inc.* .............      118,531
    2,781    Amsurg Corp.*(1) .....................................       77,006
    4,136    Apria Healthcare Group, Inc.* ........................      143,271
    3,236    Arbitron Inc. ........................................      138,824
    1,960    Archer-Daniels-Midland Co. ...........................       41,905
    5,094    Barr Pharmaceuticals, Inc.* ..........................      248,282
    1,700    Biosite, Inc.* .......................................       93,483
    3,307    Blyth Industries, Inc. ...............................       92,761
    4,371    Career Education Corp.*(1) ...........................      160,022
    3,370    Centene Corp.*(1) ....................................      113,165
    3,137    Cephalon, Inc.*(1) ...................................      124,884
    4,863    Charles River Laboratories International, Inc.*(1) ...      234,640
    4,403    ChoicePoint, Inc.* ...................................      176,340
      700    Cooper Companies, Inc.(1) ............................       42,602
    7,004    Corinthian Colleges, Inc.* ...........................       89,441
    5,282    Coventry Health Care, Inc.*(1) .......................      373,701
    7,574    Cytyc Corp.* .........................................      167,082
      860    Delta and Pine Land Co. ..............................       21,552
    4,446    Dentsply International, Inc.(1) ......................      240,084
    2,658    Diagnostic Products Corp. ............................      125,803
    3,583    Edwards Lifesciences Corp.* ..........................      154,141
    4,189    Fossil, Inc.*(1) .....................................       95,090
    4,000    Gartner Group, Inc. - Class A*(1) ....................       42,480


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22



                       ROCHDALE MID/SMALL GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

    Shares                                                              Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS, CONTINUED
      820      General Mills, Inc.(1) ...........................      $  38,368
    4,714      Henry Schein, Inc.*(1) ...........................        195,725
    2,722      Hillenbrand Industries, Inc. .....................        137,597
    5,761      Hormel Foods Corp. ...............................        168,970
    3,105      ITT Educational Services, Inc.*(1) ...............        165,869
    4,641      IVAX Corp.*(1) ...................................         99,781
    4,495      John H. Harland Co. ..............................        170,810
    3,096      Kensey Nash Corp, Com*(1) ........................         93,623
    4,307      Korn/Ferry International*(1) .....................         76,449
    2,344      LifePoint Hospitals, Inc.*(1) ....................        118,419
    4,833      Lincare Holdings, Inc.* ..........................        197,380
    3,748      Mentor Corp.(1) ..................................        155,467
    5,004      NBTY, Inc.*(1) ...................................        129,804
    5,465      Odyssey HealthCare, Inc.* ........................         78,805
    4,260      Patterson Companies, Inc.*(1) ....................        192,041
    1,000      Pediatrix Medical Group, Inc.* ...................         73,540
    3,006      Pharmaceutical Product Development, Inc.* ........        140,861
    1,300      PolyMedia Corp. ..................................         46,358
    8,327      Regeneron Pharmaceutical, Inc.* ..................         69,864
    4,361      Renal Care Group, Inc.* ..........................        201,042
    5,192      Respironics, Inc.*(1) ............................        187,483
    7,906      Rollins, Inc. ....................................        158,436
    3,794      Sanderson Farms, Inc. ............................        172,399
    1,960      Sierra Health Services*(1) .......................        140,062
    4,201      Spectrum Brands, Inc.* ...........................        138,633
    4,870      Sybron Dental Specialties, Inc.*(1) ..............        183,209
    2,568      Techne Corp.* ....................................        117,897
    1,528      UnitedHealth Group, Inc. .........................         79,670
    2,914      Valassis Communications, Inc.*(1) ................        107,964
    7,899      Varian Medical Systems, Inc.*(1) .................        294,870
    6,499      VCA Antech, Inc.* ................................        157,601
    2,920      Vertrue, Inc.*(1) ................................        113,763
    6,544      WD-40 Co. ........................................        182,774
      300      Whole Foods Market, Inc.(1) ......................         35,490
                                                                       ---------
                                                                       8,134,818
                                                                       ---------
ENERGY: 9.0%
    1,799      Cal Dive International, Inc.*(1) .................         94,214
    1,627      CARBO Ceramics, Inc. .............................        128,468
    2,400      Frontier Oil Corp. ...............................         70,440
    3,576      Grant Prideco, Inc.* .............................         94,585
    4,993      Lone Star Tecnologies, Inc.*(1) ..................        227,181
    5,308      Murphy Oil Corp.(1) ..............................        277,237
    9,000      National-Oilwell, Inc.* ..........................        427,860
    1,404      Noble Energy, Inc.(1) ............................        106,213
    6,344      Patterson-UTI Energy, Inc.(1) ....................        176,554
    3,614      Peabody Energy Corp.(1) ..........................        188,073
    2,245      Petroleum Development Corp.* .....................         71,503


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              23




                       ROCHDALE MID/SMALL GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued


   Shares                                                                Value
--------------------------------------------------------------------------------
ENERGY, CONTINUED
    3,530     Remington Oil & Gas Corp.* .........................     $ 126,021
    2,242     Unit Corp.* ........................................        98,670
    2,994     Western Gas Resources, Inc. ........................       104,491
   10,001     XTO Energy, Inc.(1) ................................       339,934
                                                                       ---------
                                                                       2,531,444
                                                                       ---------
FINANCIAL SERVICES: 10.1%
    5,225     Arthur J. Gallagher & Co. ..........................       141,754
    6,382     Associated Banc-Corp.(1) ...........................       214,818
    2,933     Bank of Hawaii Corp. ...............................       148,850
    2,840     Brown & Brown, Inc. ................................       127,630
    3,862     Commerce Bancorp, Inc.(1) ..........................       117,057
      884     Cullen/Frost Bankers, Inc. .........................        42,123
   10,782     Eaton Vance Corp. ..................................       257,798
    1,364     First BanCorp ......................................        54,765
    1,718     First Midwest Bancorp, Inc.(1) .....................        60,422
    3,503     Hilb Rogal & Hamilton Co.(1) .......................       120,503
    3,411     Hudson United Bancorp ..............................       123,137
    3,288     Investors Financial Services Corp.(1) ..............       124,352
    4,357     Legg Mason, Inc.(1) ................................       453,607
    1,897     New Century Financial Corp. ........................        97,601
    1,531     Philadelphia Consolidated Holding Corp.* ...........       129,768
    6,436     TCF Financial Corp.(1) .............................       166,564
    7,792     Waddell & Reed Financial, Inc. .....................       144,152
    2,052     Westamerica Bancorporation .........................       108,366
    3,630     World Acceptance Corp.* ............................       109,082
    1,100     Zenith National Insurance Corp. ....................        74,646
                                                                       ---------
                                                                       2,816,995
                                                                       ---------
INDUSTRIALS: 14.6%
    2,337     AMETEK, Inc. .......................................        97,803
    5,088     Amphenol Corp. .....................................       204,385
    4,256     Armor Holdings, Inc.*(1) ...........................       168,580
    1,100     Brady Corp.(1) .....................................        34,100
    2,912     C.H. Robinson Worldwide, Inc.(1) ...................       169,478
    1,759     Dionex Corp.* ......................................        76,710
    3,442     Donaldson Co., Inc.(1) .............................       104,396
    4,090     Energizer Holdings, Inc.* ..........................       254,275
    4,198     Engineered Support Systems, Inc. ...................       150,414
    4,494     Expeditors International of Washington, Inc. .......       223,846
    4,926     Flir Systems, Inc.*(1) .............................       146,992
      700     Forward Air Corp. ..................................        19,789
    4,731     Graco, Inc. ........................................       161,185
    1,787     Harsco Corp. .......................................        97,481
    4,443     Heartland Express, Inc. ............................        86,327
      979     Hubbell, Inc. ......................................        43,174
    3,727     IDEX Corp. .........................................       143,899
    4,080     Internagnetics General Corp.* ......................       125,501
    6,252     J.B. Hunt Transport Services, Inc. .................       120,664

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24



                       ROCHDALE MID/SMALL GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

   Shares                                                                Value
--------------------------------------------------------------------------------
INDUSTRIALS, CONTINUED
    6,870      Knight Transportation, Inc. ......................      $ 167,147
    5,216      Landstar System, Inc.(1)* ........................        157,106
    1,800      Paxar Corp.* .....................................         31,950
    3,420      Pentair, Inc. ....................................        146,410
    3,688      Precision Castparts Corp.(1) .....................        287,295
    3,361      Roper Industries, Inc.(1) ........................        239,875
    7,670      Simpson Manufacturing Co., Inc. ..................        234,319
    3,169      Stericycle, Inc.(1)* .............................        159,464
    6,397      Trimble Navigation Ltd.(1)* ......................        249,291
                                                                       ---------
                                                                       4,101,856
                                                                       ---------
TECHNOLOGY: 12.5%
    5,614      Acxiom Corp. .....................................        117,220
    9,660      ANSYS, Inc.*(1) ..................................        343,027
    4,602      Catapult Communications Corp.* ...................         78,510
    2,950      Cerner Corp.*(1) .................................        200,512
    3,431      Certegy, Inc. ....................................        131,133
    4,378      Cognizant Technology Solutions Corp.*(1) .........        206,335
    4,354      Dendrite International, Inc.* ....................         60,085
    4,030      Diebold, Inc.(1) .................................        181,793
    2,718      DST Systems, Inc.*(1) ............................        127,202
    1,400      Dun & Bradstreet Corp.* ..........................         86,310
    5,448      FactSet Research Systems, Inc. ...................        195,256
    7,829      Global Imaging Systems, Inc.* ....................        249,432
    2,905      Global Payments, Inc. ............................        196,959
    5,583      Henry Jack & Associates, Inc. ....................        102,225
    2,091      Kronos, Inc.* ....................................         84,455
    4,838      Lam Research Corp.*(1) ...........................        140,012
    4,189      Mercury Computer Systems, Inc.*(1) ...............        114,653
    3,242      Microchip Technology, Inc.(1) ....................         96,028
    5,000      MoneyGram International, Inc. ....................         95,600
    3,597      Reynolds & Reynolds Co. ..........................         97,227
    5,010      SEI Investments Co. ..............................        187,124
    3,000      Serena Software, Inc.*(1) ........................         57,900
    2,400      Silicon Laboratories, Inc.*(1) ...................         62,904
    3,529      Take-Two Interactive Software, Inc.*(1) ..........         89,813
    7,401      Talx Corp. .......................................        213,963
                                                                       ---------
                                                                       3,515,678
                                                                       ---------
TELECOMMUNICATIONS: 3.4%
    5,924      Harte Hanks, Inc. ................................        176,121
    5,437      j2 Global Communications, Inc.* ..................        187,250
    4,667      Plantronics, Inc.(1) .............................        169,692
    4,700      Reader's Digest Association, Inc. ................         77,550
    3,321      Thomas Nelson, Inc. ..............................         72,265
       93      Washington Post Co. - Class B ....................         77,658
    4,775      WebEx Communications, Inc.*(1) ...................        126,108
    3,596      Westwood One, Inc. ...............................         73,466
                                                                       ---------
                                                                         960,110
                                                                       ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              25



                      ROCHDALE MID/SMALL GROWTH PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

Shares/Principal Amount                                                  Value
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
          (cost $21,132,431) ....................................     27,992,766
                                                                    ------------

SHORT-TERM INVESTMENT: 1.1%
MONEY MARKET INVESTMENT: 1.1%
   315,018    First American Prime Obligations Fund .............        315,018
                                                                    ------------

TOTAL SHORT-TERM INVESTMENT
          (cost $315,018) .......................................        315,018
                                                                    ------------

INVESTMENTS PURCHASED WITH CASH PROCEEDS
        FROM SECURITIES LENDING: 45.2%
COMMERCIAL PAPER: 15.1%
  $ 604,497   CCN Independence, 3.290%, 04/17/06 ................        604,497
    604,497   CCN Orchard Park, 3.250%, 04/06/06 ................        604,497
    604,497   Concord Minuteman Capital Co., 3.130%, 07/06/05 ...        604,497
    604,497   Lakeside Funding LLC, 3.220%, 07/08/05 ............        604,497
    604,448   Liquid Funding Ltd., 3.190%, 12/12/05 .............        604,448
    604,497   Morgan Stanley, 3.508%, 09/02/05 ..................        604,497
    602,924   Thornburg Mortgage Capital, 3.128%, 07/06/05 ......        602,924
                                                                    ------------
                                                                       4,229,857
                                                                    ------------
REPURCHASE AGREEMENT: 30.1%
  3,022,484   Lehman Brothers, Inc., 3.560%, due 07/01/05
              (collateralized by various corporate bonds,
              5.500% to 8.750%, due 12/01/09 to 07/15/19,
              valued at $3,384,937.
              Repurchase proceeds are $3,022,788.) ..............      3,022,484
                                                                    ------------
  5,440,471   Morgan Stanley, 3.500%, due 07/01/05
              (collateralized by U.S. Gov't Treasury Bond,
              6.250%, due 8/15/23, GNMAs, 4.34% to 4.500%,
              due 08/15/23 to 04/20/35, valued at $5,626,708.
              Repurchase proceeds are $5,441,010.) ..............      5,440,471
                                                                    ------------
                                                                       8,462,955
                                                                    ------------
MONEY MARKET INVESTMENT: 0.0%
         41   Merrill Lynch Premier Institutional Fund ..........             41
                                                                    ------------

TOTAL INVESTMENTS PURCHASED WITH CASH
        PROCEEDS FROM SECURITIES LENDING
          (cost $12,692,853) ....................................     12,692,853
                                                                    ------------

TOTAL INVESTMENTS
          (Cost $34,140,302), 146.1% ............................     41,000,637
LIABILITIES IN EXCESS OF OTHER ASSETS, NET, (46.1)% .............    (12,929,576)
                                                                    ------------
NET ASSETS, 100.0% ..............................................   $ 28,071,061
                                                                    ============


-------
*    Non-income producing security.
(1)  This security or a portion of this security is out on loan at June 30,
     2005. T otal loaned securities had a market value of $12,201,210 at June
     30, 2005.






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

                       ROCHDALE MID/SMALL VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited)

                   SECTOR EXPOSURE AS OF 6/30/05 (UNAUDITED)
                               (% of Net Assets)


                   Utility                          5%
                   Transportation                   2%
                   Technology                      11%
                   Industrials                      8%
                   Health Care                      8%
                   Financial                       20%
                   Energy                           6%
                   Consumer Services                4%
                   Consumer (Non-Cyclicals)         5%
                   Consumer (Cyclicals)            18%
                   Commercial Services              5%
                   Basic Materials                  8%




   Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.6%
BASIC MATERIALS: 5.4%
    5,151      Brush Engineered Materials, Inc.* ................      $  73,453
    7,544      Buckeye Technologies, Inc.* ......................         60,126
    1,723      Cabot Corp. ......................................         56,859
    3,400      FMC Corp.* .......................................        190,876
    1,820      Lubrizol Corp. ...................................         76,458
    1,256      Minerals Technologies, Inc.(1) ...................         77,370
    3,501      OM Group, Inc.* ..................................         86,440
   17,135      PolyOne Corp.* ...................................        113,434
    2,353      Reliance Steel & Aluminum Co. ....................         87,226
    5,291      RPM, Inc. ........................................         96,614
    4,608      RTI International Metals, Inc.* ..................        144,737
    6,378      Ryerson Tull, Inc.(1) ............................         91,014
    3,999      Schulman (A.), Inc. ..............................         71,542
    2,182      Schweitzer - Mauduit International, Inc. .........         67,926
    4,408      Steel Dynamics, Inc. .............................        115,710
    5,026      Steel Technologies, Inc. .........................         84,939
    1,535      Valspar Corp. ....................................         74,125
    4,696      Wausau-Mosinee Paper Corp. .......................         56,258
                                                                       ---------
                                                                       1,625,107
                                                                       ---------
CONSUMER CYCLICALS: 22.4%
    3,374      Angelica Corp. ...................................         82,697
    7,542      Ashworth, Inc.* ..................................         67,953
    4,627      Aztar Corp.*(1) ..................................        158,475
    1,369      Bandag, Inc. .....................................         63,042


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              27

                         ROCHDALE MID/SMALL VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued



  Shares                                                                 Value
--------------------------------------------------------------------------------
CONSUMER CYCLICALS, CONTINUED
    4,106      Barnes & Noble, Inc.* ............................      $ 159,313
    1,603      Bassett Furniture Industries, Inc. ...............         30,233
    3,332      BJ's Wholesale Club, Inc.*(1) ....................        108,257
    3,329      Borders Group, Inc. ..............................         84,257
    3,086      Borg-Warner, Inc.(1) .............................        165,626
    3,110      Building Materials Holding Corp. .................        215,492
    3,244      Burlington Coat Factory Warehouse Corp. ..........        138,324
    4,563      Casey's General Stores, Inc. .....................         90,439
    3,369      Cash America International, Inc. .................         67,784
   13,422      D.R. Horton, Inc. ................................        504,801
    3,596      Department 56, Inc.* .............................         36,859
    8,549      Foot Locker, Inc. ................................        232,704
    2,768      G&K Services, Inc. ...............................        104,437
    4,511      Gamestop Corp.* ..................................        134,879
    7,929      Goody's Family Clothing, Inc. ....................         58,476
    2,729      Haggar Corp. .....................................         55,535
    2,016      Hovnanian Enterprises, Inc.*(1) ..................        131,443
    2,906      Hughes Supply, Inc. ..............................         81,659
    4,710      Insight Enterprises, Inc.* .......................         95,048
    2,104      Jack in the Box, Inc.*(1) ........................         79,784
    1,800      Jakks Pacific, Inc.* .............................         34,578
    7,370      K2, Inc.* ........................................         93,452
    2,794      Landry's Seafood Restaurants, Inc. ...............         84,071
    3,746      Lear Corp.(1) ....................................        136,279
    6,475      Lennar Corp.(1) ..................................        410,839
    3,008      Lone Star Steakhouse & Saloon, Inc. ..............         91,473
    2,410      MDC Holdings, Inc. ...............................        198,222
    4,066      Mobile Mini, Inc.* ...............................        140,196
    2,389      Modine Manufacturing Co. .........................         77,786
    3,361      Mohawk Industries, Inc.*(1) ......................        277,282
    3,500      Multimedia Games, Inc.*(1) .......................         38,535
    2,947      Neiman Marcus Group, Inc. ........................        285,623
    3,283      Owens & Minor, Inc. ..............................        106,205
   14,108      Pinnacle Entertainment, Inc.* ....................        275,952
    2,444      Ryland Group, Inc.(1) ............................        185,426
    3,169      School Specialty, Inc.* ..........................        147,358
    5,111      ShopKo Stores, Inc.* .............................        124,248
      616      Standard Pacific Corp. ...........................         54,177
    3,394      TBC Corp.* .......................................         92,079
    4,096      Tech Data Corp.* .................................        149,955
    3,637      The Men's Wearhouse, Inc.*(1) ....................        125,222
    4,000      Toll Brothers, Inc.*(1) ..........................        406,200
    1,603      United Stationers, Inc.* .........................         78,707
    3,844      Watsco, Inc. .....................................        163,754
    2,800      WCI Communities, Inc.*(1) ........................         89,684
                                                                       ---------
                                                                       6,814,820
                                                                       ---------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28



                       ROCHDALE MID/SMALL VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued
   Shares                                                               Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS: 15.8%
    2,370       American Greetings Corp.(1) ....................       $  62,805
    1,800       Chemed Corp. ...................................          73,584
    3,453       Community Health Systems, Inc.*(1) .............         130,489
    5,769       Conmed Corp.* ..................................         177,512
    4,019       Consolidated Graphics, Inc.* ...................         163,855
   10,752       Constellation Brands, Inc. - Class A* ..........         317,184
    3,046       Corn Products International, Inc. ..............          72,373
   10,123       Cross Country Healthcare, Inc.* ................         172,091
    2,196       Datascope Corp. ................................          73,237
    3,354       Dean Foods Co.* ................................         118,195
    3,654       DJ Orthopedics, Inc.* ..........................         100,229
    6,360       Health Net, Inc.*(1) ...........................         242,698
    3,306       Invacare Corp. .................................         146,654
    2,183       J & J Snack Foods Corp. ........................         114,280
    2,068       Laureate Education, Inc.* ......................          98,974
    1,396       LifePoint Hospitals, Inc.*(1) ..................          70,526
    2,293       Nash Finch Co. .................................          84,245
    2,782       NCO Group, Inc.*(1) ............................          60,175
    4,703       Omnicare, Inc.(1) ..............................         199,548
    6,542       PacifiCare Health Systems, Inc.*(1) ............         467,426
    4,408       Parexel International Corp.*(1) ................          87,499
    2,760       Pediatrix Medical Group, Inc.*(1) ..............         202,970
    7,859       PepsiAmericas, Inc. ............................         201,662
    5,649       RehabCare Group, Inc.* .........................         150,998
    2,500       Rent-A-Center, Inc.*(1) ........................          58,225
    4,453       Russ Berrie & Co., Inc. ........................          57,043
    6,605       Smithfield Foods, Inc.* ........................         180,118
    3,573       Sourcecorp* ....................................          70,817
    2,336       Sunrise Senior Living, Inc.* ...................         126,097
    2,757       The J.M. Smucker Co. ...........................         129,414
      671       TreeHouse Foods, Inc.* .........................          19,125
   11,972       Tyson Foods, Inc. ..............................         213,102
    1,455       Universal Corp. ................................          63,700
    4,500       Viad Corp. .....................................         127,530
    2,034       Vital Signs, Inc. ..............................          88,113
    3,200       Volt Information Sciences, Inc.* ...............          75,936
                                                                       ---------
                                                                       4,798,429
                                                                       ---------
ENERGY: 5.6%
    2,467       Forest Oil Corp.* ..............................         103,614
    2,376       Helmerich & Payne, Inc.(1) .....................         111,482
      559       Maverick Tube Corp.*(1) ........................          16,658
    6,992       Newfield Exploration Co.* ......................         278,911
    2,625       Oceaneering International, Inc.*(1) ............         101,456
    5,629       Pioneer Natural Resources Co.(1) ...............         236,868
    1,600       Pogo Producing Co. .............................          83,072
    1,800       Spinnaker Exploration Co.*(1) ..................          63,882
    4,018       Swift Energy Co.*(1) ...........................         143,925
   10,064       Veritas DGC, Inc.*(1) ..........................         279,175

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              29



                         ROCHDALE MID/SMALL VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued


    Shares                                                               Value
--------------------------------------------------------------------------------
ENERGY, CONTINUED
    4,208       Weatherford International Ltd.*(1) .............       $ 243,980
    1,700       W-H Energy Services, Inc.*(1) ..................          42,381
                                                                       ---------
                                                                       1,705,404
                                                                       ---------
FINANCIAL SERVICES: 19.8%
    3,285       AMB Property Corp. .............................         142,668
    4,244       American Financial Group, Inc. .................         142,259
    7,296       AmeriCredit Corp.*(1) ..........................         186,048
    1,809       AmerUs Group Co.(1) ............................          86,922
    2,005       Anchor BanCorp Wisconsin, Inc. .................          60,671
    5,473       Astoria Financial Corp. ........................         155,816
    2,000       Capital Automotive .............................          76,340
    1,303       City National Corp. ............................          93,438
    7,309       Colonial BancGroup, Inc. .......................         161,237
    2,410       Colonial Properties Trust ......................         106,040
    2,490       Commercial Federal Corp. .......................          83,863
    1,794       Delphi Financial Group, Inc. ...................          79,205
    1,600       Entertainment Properties Trust .................          73,600
    2,332       Everest Re Group Ltd.(1) .......................         216,876
    7,227       Fidelity National Financial, Inc. ..............         257,932
    3,891       First American Financial Corp. .................         156,185
    3,228       Flagstar Bancorp, Inc. .........................          61,106
    3,134       Fremont General Corp. ..........................          76,250
    2,738       HCC Insurance Holdings, Inc.(1) ................         103,688
    6,466       Hibernia Corp. .................................         214,542
    4,743       Horace Mann Educators Corp. ....................          89,263
    4,754       Independence Community Bank Corp.(1) ...........         175,565
    3,367       IndyMac Bancorp, Inc.(1) .......................         137,138
    2,568       Irwin Financial Corp. ..........................          56,984
    1,933       Jefferies Group, Inc.(1) .......................          73,241
      500       LandAmerica Financial Group, Inc. ..............          29,685
    4,495       Liberty Property Trust(1) ......................         199,173
    1,300       Mack-Cali Realty Corp. .........................          58,890
    1,418       MAF Bancorp, Inc. ..............................          60,449
    4,453       Mercantile Bankshares Corp.(1) .................         229,463
    5,088       Ohio Casualty Corp. ............................         123,028
    6,403       Old Republic International Corp. ...............         161,932
    4,002       Protective Life Corp. ..........................         168,964
      748       Provident Bankshares Corp. .....................          23,869
    4,339       Radian Group, Inc. .............................         204,888
    4,194       Raymond James Financial, Inc. ..................         118,480
    1,668       RLI Corp. ......................................          74,393
    1,750       Selective Insurance Group, Inc. ................          86,712
    1,630       Stancorp Financial Group, Inc. .................         124,825
    2,145       Sterling Financial Corp.* ......................          80,223
    5,808       SWS Group, Inc. ................................          99,781
    1,000       TD Banknorth, Inc. .............................          29,800
    4,256       The PMI Group, Inc.(1) .........................         165,899
    5,244       UICI(1) ........................................         156,114

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30



                         ROCHDALE MID/SMALL VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

   Shares                                                                Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
   12,334       W.R. Berkely Corp. .............................       $ 440,077
    4,198       Washington Federal, Inc. .......................          98,737
    1,674       Webster Financial Corp. ........................          78,159
    2,033       Zenith National Insurance Corp.(1) .............         137,959
                                                                       ---------
                                                                       6,018,377
                                                                       ---------
INDUSTRIALS: 18.2%
    7,939       AAR Corp.* .....................................         124,722
    5,154       AGCO Corp.* ....................................          98,544
    6,577       Aleris International, Inc.* ....................         148,311
    2,197       Alexander & Baldwin, Inc. ......................         101,831
    5,643       Applied Industrial Technologies, Inc. ..........         182,212
    1,796       AptarGroup, Inc. ...............................          91,237
    4,099       Arkansas Best Corp. ............................         130,389
    8,427       Arrow Electronics, Inc.* .......................         228,877
    4,837       Astec Industries, Inc.* ........................         112,170
    4,903       Avnet, Inc.*(1) ................................         110,465
    4,274       Belden CDT, Inc.(1) ............................          90,609
    6,266       Briggs & Stratton Corp. ........................         216,929
    7,804       Commercial Metals Co. ..........................         185,891
    2,289       Curtiss-Wright Corp. ...........................         123,492
    4,133       DRS Technologies, Inc. .........................         211,940
    3,149       Esterline Technologies Corp.* ..................         126,212
    5,018       Flowserve Corp.* ...............................         151,845
    2,560       Gardner Denver, Inc.* ..........................          89,805
    9,400       Herley Industries, Inc.* .......................         171,456
    6,057       Methode Electronics, Inc. ......................          71,897
    4,883       Moog, Inc.* ....................................         153,766
    2,043       Mueller Industries, Inc. .......................          55,365
    4,835       Myers Industries, Inc. .........................          60,438
    2,670       Offshore Logistics, Inc.* ......................          87,683
    4,097       Overseas Shipholding Group, Inc.(1) ............         244,386
    3,800       Paxar Corp.* ...................................          67,450
    3,766       Quanex Corp.(1) ................................         199,636
    8,599       Republic Services, Inc. ........................         309,650
    3,744       Robbins & Myers, Inc. ..........................          80,533
    2,154       Sequa Corp.* ...................................         142,530
    7,300       Shaw Group, Inc. (The)*(1) .....................         157,023
    2,200       Stewart & Stevenson Services, Inc. .............          49,852
    4,879       Technitrol, Inc. ...............................          68,940
    1,816       Texas Industries, Inc. .........................         102,114
    3,770       The Timken Co. .................................          87,087
    3,900       Thomas & Betts Corp.* ..........................         110,136
    4,933       Universal Forest Products, Inc. ................         204,473
      709       URS Corp.* .....................................          26,481
    2,787       Waste Connections, Inc.*(1) ....................         103,927
    2,853       Watts Water Technologies, Inc. .................          95,547
    4,711       Werner Enterprises, Inc. .......................          92,524


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              31



                         ROCHDALE MID/SMALL VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued
   Shares                                                                Value
--------------------------------------------------------------------------------
INDUSTRIALS, CONTINUED
      1,984      Woodward Governor Co. ........................      $   166,716
      1,740      Yellow Roadway Corp.*(1) .....................           88,392
                                                                       ---------
                                                                       5,523,483
                                                                       ---------
TECHNOLOGY: 4.8%
     14,834      Activision, Inc.* ............................          245,058
      3,625      Agilysys, Inc. ...............................           56,913
      5,537      BISYS Group, Inc.* ...........................           82,723
      6,373      Cadence Design Systems, Inc.*(1) .............           87,055
      8,151      Ciber, Inc.* .................................           65,045
      4,842      EPIQ Systems, Inc.* ..........................           79,215
      7,160      Fair, Isaac and Co., Inc.(1) .................          261,340
      1,100      Hutchinson Technology, Inc.* .................           42,361
      6,005      Mentor Graphics Corp.* .......................           61,551
      8,615      Sandisk Corp.*(1) ............................          204,434
     14,267      Skyworks Solutions, Inc.*(1) .................          105,148
        600      Synopsys, Inc.*(1) ...........................           10,002
      5,730      THQ, Inc.*(1) ................................          167,717
                                                                       ---------
                                                                       1,468,562
                                                                       ---------
TELECOMMUNICATIONS: 2.7%
      7,092      Aeroflex, Inc.*(1) ...........................           59,573
      2,020      Anixter International, Inc.*(1) ..............           75,083
      4,931      Audiovox Corp.* ..............................           76,431
      3,069      Black Box Corp. ..............................          108,643
      3,451      Checkfree Corp.* .............................          117,541
      2,200      Lee Enterprises, Inc.(1) .....................           88,198
      3,915      Polycom, Inc.*(1) ............................           58,373
      9,283      Powerwave Technologies, Inc.*(1) .............           94,872
     13,651      SymmetriCom, Inc.* ...........................          141,561
                                                                       ---------
                                                                         820,275
                                                                       ---------
UTILITIES: 4.9%
      4,370      Avista Corp. .................................           81,238
      3,732      Central Vermont Public Service Corp. .........           69,042
        790      Great Plains Energy, Inc.(1) .................           25,193
      2,617      Green Mountain Power Corp. ...................           78,091
      3,856      OGE Energy Corp.(1) ..........................          111,593
      3,603      ONEOK, Inc.(1) ...............................          117,638
     10,939      Pepco Holdings, Inc.(1) ......................          261,880
      3,183      PNM Resources, Inc.(1) .......................           91,702
      3,432      Scana Corp. ..................................          146,581
     19,610      Sierra Pacific Resources*(1) .................          244,145
      5,984      UGI Corp. ....................................          166,954
      3,095      Unisource Energy Corp. .......................           95,171
                                                                       ---------
                                                                       1,489,228
                                                                       ---------
TOTAL COMMON STOCKS
                 (cost $23,255,566) ...........................       30,263,685
                                                                      ----------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32



                         ROCHDALE MID/SMALL VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

Shares/Principal Amount                                                  Value
--------------------------------------------------------------------------------
BOND: 0.1%
INDUSTRIAL: 0.1%
   $ 17,000   Mueller Industries, Inc., 6.000%, 11/01/14 ........      $  16,830
                                                                       ---------

TOTAL BOND
          (cost $17,000) ........................................         16,830
                                                                       ---------

SHORT-TERM INVESTMENT: 0.8%
MONEY MARKET INVESTMENT: 0.8%
    246,695   First American Prime Obligations Fund .............        246,695
                                                                       ---------

TOTAL SHORT-TERM INVESTMENT
          (cost $246,695) .......................................        246,695
                                                                       ---------

INVESTMENTS PURCHASED WITH CASH
        PROCEEDS FROM SECURITIES LENDING: 33.6%
COMMERCIAL PAPER: 11.2%
    485,768   CCN Independence, 3.290%, 04/17/06 ................        485,768
    485,768   CCN Orchard Park, 3.250%, 04/06/06 ................        485,768
    485,768   Concord Minuteman Capital Co., 3.130%, 07/06/05 ...        485,768
    485,768   Lakeside Funding LLC, 3.220%, 07/08/05 ............        485,768
    485,728   Liquid Funding Ltd., 3.190%, 12/12/05 .............        485,728
    485,768   Morgan Stanley, 3.508%, 09/02/05 ..................        485,768
    484,506   Thornburg Mortgage Capital, 3.128%, 07/06/05 ......        484,506
                                                                       ---------
                                                                       3,399,074
                                                                       ---------
REPURCHASE AGREEMENT: 22.4%
  2,428,840   Lehman Brothers, Inc., 3.560%, due 07/01/05
              (collateralized by various corporate bonds,
              5.500% to 8.750%, due 12/01/09 to 07/15/19,
              valued at $2,720,104.
              Repurchase proceeds are $2,429,085.) ..............      2,428,840
  4,371,912   Morgan Stanley, 3.500%, due 07/01/05
              (collateralized by U.S. Gov't Treasury Bond,
              6.250%, due 8/15/23, GNMAs, 4.34% to 4.500%,
              due 08/15/23 to 04/20/35, valued at $4,521,570.
              Repurchase proceeds are $4,372,345.) ..............      4,371,912
                                                                       ---------
                                                                       6,800,752
                                                                       ---------
MONEY MARKET INVESTMENT: 0.0%
         33   Merrill Lynch Premier Institutional Fund ..........             33
                                                                       ---------

TOTAL INVESTMENTS PURCHASED WITH CASH
        PROCEEDS FROM SECURITIES LENDING
          (cost $10,199,859) ....................................     10,199,859
                                                                      ----------

TOTAL INVESTMENTS
          (Cost $33,719,120), 134.1% ............................     40,727,069
LIABILITIES IN EXCESS OF OTHER ASSETS, NET, (34.1)% .............    (10,346,807)
                                                                      ----------
NET ASSETS, 100.0% ..............................................    $30,380,262
                                                                     ===========

*    Non-income producing security.
(1) This security or a portion of this security is out on loan at June 30, 2005. Total loaned securities had a market value of $9,857,097 at June 30, 2005.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              33

                            ROCHDALE ATLAS PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited)



                     Other                            5%
                     Thailand                         5%
                     Norway                           9%
                     Netherlands                      8%
                     Mexico                           7%
                     Korea                            9%
                     Germany                         10%
                     France                          13%
                     China                            8%
                     Brazil                          10%
                     Belgium                          8%
                     Austria                          8%


   Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS: 97.3%
AUSTRIA: 7.9%
   35,200    Erste Bank Der Oesterreichischen Sparkassen AG          $ 1,762,450
   73,800    Immofinanz Immobilien Analgen* .......................      676,146
    5,000    OMV AG ...............................................    2,178,457
   56,000    Telekom Austria AG ...................................    1,089,162
   19,600    Wieneberger Baustoffindustr(1) .......................      910,199
                                                                     -----------
                                                                       6,616,414
                                                                     -----------
BELGIUM: 7.6%
    7,200    Bekaert SA ...........................................      541,144
   10,500    Compagnie Maritime Belge SA ..........................      327,359
   10,800    Cumerio ..............................................      185,610
    6,200    Delhaize Group .......................................      372,188
   10,500    Euronav SA ...........................................      308,169
   49,000    Fortis ...............................................    1,361,029
   10,500    Groupe Bruxelles Lambert SA ..........................      909,894
   14,500    KBC Bancassurance Holding ............................    1,145,961
    6,300    Omega Pharma SA ......................................      325,579
   10,800    Umicore ..............................................      867,268
                                                                     -----------
                                                                       6,344,201
                                                                     -----------
BERMUDA: 0.3%
    6,900    Frontline Ltd.(1) ....................................      276,659
                                                                     -----------

BRAZIL: 9.7%
   11,600    Aracruz Celulose SA, ADR .............................      403,100
    4,700    Banco Itau Holding Financeira SA .....................      434,750
   16,000    Cia Energetica De Minas Gerais SA, ADR ...............      509,600



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34

                            ROCHDALE ATLAS PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

   Shares                                                                Value
--------------------------------------------------------------------------------
BRAZIL, CONTINUED
     7,000   Cia Siderurgica Nacional SA, ADR .....................   $  113,050
    32,400   Cia Vale Do Rio Doce, ADR ............................      948,672
     8,000   Companhia De Bebidas Das Americas-PR, ADR ............      247,200
     1,600   Companhia De Bebidas Das Americas-CM, ADR ............       40,736
    35,400   Gerdau SA, ADR .......................................      344,442
    45,000   iShares MSCI Brazil Free Index Fund ..................    1,116,900
    53,100   Petroleo Brasileiro SA, ADR ..........................    2,444,724
   240,000   Sadia SA .............................................      467,666
    40,000   Tele Norte Leste Participacoes SA, ADR ...............      666,000
     3,200   Uniao de Bancos Brasileiros SA (Unibanco), GDR .......      123,584
    17,600   Usinas Siderurgicals de Minas Gerais SA ..............      287,178
                                                                      ----------
                                                                       8,147,602
                                                                      ----------
CHINA: 5.1%
   729,000   Angang New Steel Co.(1) ..............................      351,802
    19,000   China Petroleum & Chemical Corp. .....................      741,380
 1,194,000   China Telecom Corp. Ltd. .............................      430,231
   830,000   Maanshan Iron & Steel(1) .............................      269,699
 1,112,000   Petrochina Co. Ltd. ..................................      822,834
   779,000   Shenzhen Express Way Co. .............................      293,226
   796,000   Sinopec Shanghai Petrochemical .......................      274,016
   290,000   Sinopec Zhenhai Refining & Chemical Company Ltd.(1) ..      274,300
 2,568,000   Sinotrans Ltd. .......................................      801,395
                                                                      ----------
                                                                       4,258,883
                                                                      ----------
FRANCE: 13.6%
    38,300   AXA SA ...............................................      954,053
    18,000   BNP Paribas ..........................................    1,235,219
     9,000   Compagnie De Saint-Gobain ............................      499,861
    20,700   France Telecom SA ....................................      603,198
     5,400   Groupe Danone ........................................      475,135
     7,500   La Farge S.A .........................................      683,964
     6,400   Lagardere S.C.A.(1) ..................................      474,433
     7,000   L'oreal SA ...........................................      502,814
     5,700   Renault SA ...........................................      502,911
    21,600   Sanofi-Synthelabo SA, ADR ............................      885,384
     6,200   Schneider Electric SA, ADR ...........................      467,861
    11,100   Societe Generale .....................................    1,130,487
    26,100   Suez SA ..............................................      708,530
    13,200   Total Fina Elf SA, ADR ...............................    1,542,420
     8,400   Vinci SA .............................................      699,449
                                                                      ----------
                                                                      11,365,719
                                                                      ----------
GERMANY: 9.4%
     7,000   Allianz AG ...........................................      806,536
    13,200   BASF AG, ADR .........................................      871,200
     5,800   Continental AG .......................................      418,372
    19,400   DaimlerChrysler AG ...................................      785,894
    13,200   Deutsche Bank AG .....................................    1,028,280
    50,700   Deutsche Telekom AG, ADR .............................      933,894
    11,700   E. On AG .............................................    1,043,336





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              35



                            ROCHDALE ATLAS PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

   Shares                                                               Value
--------------------------------------------------------------------------------
GERMANY, CONTINUED
     3,100     Fresenius Medical Care AG(1) .....................     $  265,296
     6,900     Linde AG(1) ......................................        466,152
     9,900     MAN AG ...........................................        412,056
     4,900     Muenchener Rueckversicherungs-Gesellschaft AG ....        522,469
    20,100     Thyssen Krupp AG .................................        350,062
                                                                      ----------
                                                                       7,903,547
                                                                      ----------
HONG KONG: 2.8%
   213,000     Beijing Enterprises Holdings Ltd.(1) .............        298,776
    30,950     China Mobile Ltd./HK, ADR ........................        575,360
    80,889     China State Construction* ........................            107
 1,456,000     China Overseas Land and Trust ....................        269,814
   238,000     China Resources Enterprise Ltd. ..................        367,534
 3,640,000     CNPC Hong Kong Ltd. ..............................        580,849
 2,134,000     Shenzhen Investment Ltd. .........................        282,860
                                                                      ----------
                                                                       2,375,300
                                                                      ----------
MEXICO: 7.2%
    20,800     America Movil SA de CV, ADR ......................      1,239,888
    30,158     Cemex SA de CV, ADR ..............................      1,279,302
   309,000     Grupo Carso SA de CV .............................        602,071
   100,000     Grupo Financiero Banorte SA de CV ................        659,626
     8,600     Grupo Televisa SA, GDR ...........................        533,974
    27,600     Telefonos de Mexico SA, ADR ......................        521,364
   282,428     Wal-Mart de Mexico SA de CV ......................      1,147,898
                                                                      ----------
                                                                       5,984,123
                                                                      ----------
NETHERLANDS: 8.0%
    33,378     ABN AMRO Holding NV, ADR .........................        818,762
    32,813     Aegon NV, ADR ....................................        422,303
    10,200     Akzo Nobel NV ....................................        402,198
     9,700     Corio NV .........................................        542,026
     5,600     DSM NV ...........................................        383,613
    37,500     ING Groep NV, ADR ................................      1,051,875
    35,000     Koninklijke (Royal) KPN NV .......................        293,979
    26,600     Koninklijke (Royal) Philips Electronics NV .......        670,054
    22,400     Royal Dutch Petroleum Co., ADR ...................      1,453,760
    10,700     Unilever NV, ADR .................................        693,681
                                                                      ----------
                                                                       6,732,251
                                                                      ----------
NORWAY: 8.7%
   101,600     Den Norske Bank ASA ..............................      1,061,184
    19,400     Norsk Hydro ASA ..................................      1,781,342
    22,300     Norske Skogindustrier ASA ........................        367,719
    35,300     Orkla ASA ........................................      1,301,925
    65,000     Statoil ASA ......................................      1,327,972
    64,000     Storebrand ASA ...................................        599,902
   102,000     Telenor ASA ......................................        815,607
 7,255,651



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36



                            ROCHDALE ATLAS PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

    Shares                                                               Value
--------------------------------------------------------------------------------
SOUTH KOREA: 8.9%
      70,200     Daegu Bank ....................................    $    601,230
       6,200     Daelim Industrial Co. .........................         332,025
      12,500     Hanjin Shipping Co., Ltd. .....................         313,557
       2,200     Hyundai Motor Co. .............................         122,281
       4,200     Kookmin Bank, ADR .............................         191,436
      26,000     Korea Electric Power Corp. ....................         796,713
      19,700     Korean Air Lines Co., Ltd. ....................         334,205
      14,000     LG Chemical Ltd. ..............................         511,551
       2,500     LG Electronics, Inc. ..........................         159,014
      13,900     LS Cable Ltd. .................................         296,274
      13,300     Poongsan Corp. ................................         153,635
      21,800     Posco, ADR ....................................         958,546
       4,000     Samsung Electronics Co. Ltd. ..................       1,910,101
      17,400     Samsung Fine Chemicals Co., Ltd. ..............         359,942
         130     Samsung SDI Co. Ltd. ..........................          12,202
       8,200     SK Telecom, ADR ...............................         434,374
                                                                      ----------
                                                                       7,487,086
                                                                      ----------
TAIWAN: 2.9%
      20,000     Au Optronics Corp., ADR .......................         338,800
     300,000     Evergreen Marine Corp.* .......................         267,147
     300,000     Formosa Chemicals & Fibre Corp. ...............         582,607
      40,500     iShares MSCI Taiwan Index Fund ................         490,050
     750,000     Mega Financial Holding Co. Ltd.* ..............         493,795
     300,000     Yang Ming Marine Transport* ...................         267,620
                                                                      ----------
                                                                       2,440,019
                                                                      ----------
THAILAND: 5.2%
     242,000     Advanced Info Services Public Co., Ltd. .......         573,959
     242,000     Bangkok Bank Public Co., Ltd. .................         591,530
     308,000     Kasikornbank Public Co., Ltd. .................         409,971
      66,000     PTT Exploration & Production Co., Ltd. ........         613,359
     154,000     PTT Public Co., Ltd. ..........................         812,488
     374,000     Shin Corporation Public Co., Ltd. .............         339,424
     264,000     Siam Commercial Bank Public Co., Ltd. .........         297,096
     198,000     Thai Airways International Public Co., Ltd. ...         190,477
      88,000     The Siam Cement Public Co., Ltd. ..............         485,576
                                                                      ----------
                                                                       4,313,880
                                                                      ----------
TOTAL COMMON STOCKS
     ($69,196,257) ................................................   81,501,335
                                                                      ----------

SHORT-TERM INVESTMENTS: 1.7%
MONEY MARKET INVESTMENT: 1.7%
1,447,759    First American Prime Obligations Fund ................    1,447,759
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS
     (cost $1,447,759) ............................................    1,447,759
                                                                      ----------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              37



                            ROCHDALE ATLAS PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

 Principal Amount                                                        Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS
       FROM SECURITIES LENDING: 3.4%
REPURCHASE AGREEMENT: 3.4%
 $600,757    Barclays Capital Inc., 3.420%, due 07/01/05
             (collateralized by U.S. Government Agency,
             4.500% to 5.500%, due 8/1/14 to 6/25/35,
             valued at $574,260.
             Repurchase proceeds are $563,053.) ...................   $  563,000
  572,043    Bear Stearns & Co., Inc., 3.380%, due 07/01/05
             (collateralized by U.S. Government Agency,
             2.375% to 5.550%, due 10/2/06 to 6/16/15,
             valued at $579,872.
             Repurchase proceeds are $563,053.) ...................      563,000
  568,942    Citigroup Global Markets Inc., 3.410%,
             due 07/01/05 (collateralized by U.S. Government
             Agency, 1.500% to 7.000%, due 7/5/05 to 9/15/29,
             valued at $571,201.
             Repurchase proceeds are $563,053.) ...................      560,000
  922,948    Goldman Sachs & Co., 3.450%, due 07/01/05
             (collateralized by U.S. Government Agency,
             3.138% to 8.000%, due 11/1/09 to 6/1/35,
             valued at $574,260.
             Repurchase proceeds are $563,054.) ...................      563,000
  671,486    Morgan Stanley & Co., Inc., 3.450%,
             due 07/01/05 (collateralized by U.S.
             Government Agency, 5.000% to 5.500%,
             due 6/1/33 to 4/1/35, valued at $574,267.
             Repurchase proceeds are $563,061.) ...................      563,007
                                                                      ----------
                                                                       2,812,007
                                                                      ----------
TOTAL INVESTMENTS PURCHASED WITH CASH
       PROCEEDS FROM SECURITIES LENDING
          (cost $2,812,007) .......................................    2,812,007
                                                                      ----------

TOTAL INVESTMENT
          (cost $73,456,023): 102.4% ..............................   85,761,101
LIABILITIES IN EXCESS OF OTHER ASSETS, (2.4%) .....................   (2,018,284)
                                                                      ----------
NET ASSETS, 100.0% ................................................ $ 83,742,817
                                                                    ============

*    Non-income producing security.
ADR  - American Depository Receipt.
(1) This security or a portion of this security is out on loan at June 30, 2005. T otal loaned securities had a market value of $2,696,280 at June 30, 2005.



















SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38

                            ROCHDALE ATLAS PORTFOLIO

                                                                       % of
Sector                                                               Net Assets
--------------------------------------------------------------------------------
Financial Services ...........................................         26.6%
Energy .......................................................         17.9%
Industrials ..................................................         12.9%
Telecommunications ...........................................         10.9%
Basic Materials ..............................................         10.7%
Consumer Non Cyclicals .......................................          7.0%
Consumer Cyclicals ...........................................          4.2%
Utilities ....................................................          3.7%
Funds ........................................................          3.6%
Diversified ..................................................          2.6%
Technology ...................................................          2.3%
                                                                      -----
Total Investments in Securities ..............................        102.4%
Liabilities in Excess of Other Assets ........................         (2.4)%
                                                                      -----
Net Assets ...................................................        100.0 %
                                                                      =====






















SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      ROCHDALE DIVIDEND & INCOME PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited)

                   SECTOR EXPOSURE AS OF 6/30/05 (UNAUDITED)
                               (% of Net Assets)


                       Other                                7%
                       Utility                             18%
                       Telecommunication and Technology     4%
                       Industrials                          8%
                       Health Care                          2%
                       Financial                           14%
                       Equity REIT                         25%
                       Energy                               7%
                       Consumer                            15%

    Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 98.4%
BASIC MATERIALS: 4.8%
   10,688       Dow Chemical Co. ...............................       $ 475,937
    3,980       Du Pont (E.I.) de Nemours and Co. ..............         171,180
   14,702       Plum Creek Timber Co., Inc. ....................         533,683
    4,823       Weyerhaeuser Co. ...............................         306,984
                                                                      ----------
                                                                       1,487,784
                                                                      ----------
CONSUMER CYCLICALS: 5.0%
    3,700       Amerigas Partners LP ...........................         121,471
   63,950       Centerplate, Inc. ..............................         815,362
    2,300       Ferrellgas Partners LP .........................          47,955
   10,000       General Motors Corp. ...........................         340,000
    7,300       Limited Brands .................................         156,366
    2,200       Suburban Propane Partners LP ...................          78,716
                                                                      ----------
                                                                       1,559,870
                                                                      ----------
CONSUMER NON CYCLICALS: 14.0%
    4,250       Altria Group, Inc. .............................         274,805
   34,000       B & G Foods, Inc. ..............................         497,760
   14,440       Bristol-Myers Squibb Co. .......................         360,711
   14,592       Conagra, Inc. ..................................         337,951
    3,940       Donnelley (R.R.) & Sons Co. ....................         135,969
    7,035       H.J. Heinz & Co. ...............................         249,180
    9,871       Kraft Foods, Inc. ..............................         313,997
    4,074       Landauer, Inc. .................................         211,481
   11,826       Loews Corp. - Carolina Group ...................         394,042
    9,150       Merck & Co., Inc. ..............................         281,820


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40



                      ROCHDALE DIVIDEND & INCOME PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

   Shares                                                                Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS, CONTINUED
    4,360    Procter & Gamble Co. .................................    $ 229,990
    2,673    Reynolds American, Inc. ..............................      210,632
      875    Schering-Plough Corp. ................................       16,677
   13,282    UST, Inc. ............................................      606,456
    8,835    WD-40 Co. ............................................      246,762
                                                                       ---------
                                                                       4,368,233
                                                                       ---------
ENERGY: 11.0%
    1,100    BP Plc ...............................................       68,618
    1,100    Buckeye Partners LP ..................................       50,567
    8,783    ChevronTexaco Corp. ..................................      491,145
       12    Enbridge Energy Management LLC* ......................          606
    3,200    Enbridge Energy Partners LP ..........................      171,200
    3,700    Energy Transfer Partners LP ..........................      128,020
    1,900    Enterprise Products Partners LP ......................       50,901
    6,226    Equitable Resources, Inc. ............................      423,368
   12,988    Exxon Mobil Corp. ....................................      746,420
    2,200    Kaneb Pipe Line Partners LP ..........................      135,212
    2,500    Kinder Morgan Energy Partners ........................      127,300
       12    Kinder Morgan Management LLC* ........................          552
   11,986    National Fuel Gas Co. ................................      346,515
    6,911    Occidental Petroleum Corp. ...........................      531,663
    4,200    TEPPCO Partners LP ...................................      174,048
                                                                       ---------
                                                                       3,446,135
                                                                       ---------
FINANCIAL SERVICES: 18.7%
   17,880    ACM Income Fund, Inc. ................................      148,583
    9,510    Amsouth Bancorporation ...............................      247,260
   14,002    Bank of America Corp. ................................      638,631
    4,825    BlackRock Limited Duration Income Trust ..............       88,587
    3,740    Blackrock Preferred Opportunity Trust Fund ...........       92,752
    4,470    BlackRock Strategic Bond Trust .......................       67,631
   19,434    Calamos Convertible Opportunities and Income Fund ....      377,991
    5,901    Comerica, Inc. .......................................      341,078
   17,870    First Commonwealth Financial Corp. ...................      244,819
   12,659    FirstMerit Corp. .....................................      330,526
    8,733    KeyCorp ..............................................      289,499
    5,756    National City Corp ...................................      196,395
    5,935    NBT Bancorp, Inc. ....................................      140,303
   32,240    Nuveen Quality Preferred Income Fund II ..............      465,868
   17,323    People's Bank ........................................      523,848
    7,889    Regions Financial Corp. ..............................      267,279
    7,709    Susquehanna Bancshares, Inc. .........................      189,564
    6,067    The St. Paul Companies, Inc. .........................      239,829
   25,550    Trustco Bank Corp. NY ................................      333,683
   21,355    Trustreet Properties, Inc. ...........................      354,707
    7,513    Whitney Holding Corp. ................................      245,149
                                                                       ---------
                                                                       5,823,982
                                                                       ---------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              41



                       ROCHDALE DIVIDEND & INCOME PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued


   Shares                                                                Value
--------------------------------------------------------------------------------
INDUSTRIALS: 3.8%
    1,400      3M Co. ...........................................      $ 101,220
    1,800      Cooper Industries Ltd. ...........................        115,020
    6,122      Federal Signal Corp. .............................         95,503
   10,947      General Electric Co. .............................        379,314
   10,000      General Maritime Corp. ...........................        424,000
    1,872      Honeywell International, Inc. ....................         68,571
                                                                       ---------
                                                                       1,183,628
                                                                       ---------
REIT: 23.7%
    2,500      AmREIT ...........................................         20,250
    8,914      Camden Property Trust ............................        479,128
    7,264      Colonial Properties Trust ........................        319,616
   18,971      First Industrial Realty Trust, Inc. ..............        756,943
    3,920      General Growth Properties, Inc. ..................        161,073
   17,063      Glenborough Realty Trust, Inc. ...................        351,327
   15,609      Glimcher Realty Trust ............................        433,150
   14,046      Health Care Property Investors, Inc. .............        379,804
   10,260      Health Care REIT, Inc. ...........................        386,699
   38,813      HRPT Properties Trust ............................        482,446
    8,885      Liberty Property Trust ...........................        393,694
    5,130      Mack-Cali Realty Corporation .....................        232,389
   20,179      Nationwide Health Properties, Inc. ...............        476,426
   11,012      New Plan Excel Realty Trust ......................        299,196
    9,973      Pennsylvania Real Estate Investment Trust ........        473,718
    7,536      Sovran Self Storage, Inc. ........................        342,587
   22,792      Tanger Factory Outlet Centers, Inc. ..............        613,789
    4,838      The Macerich Co. .................................        324,388
   13,115      Washington Real Estate Investment Trust ..........        409,188
    3,000      Windrose Medical Properties Trust ................         42,090
                                                                       ---------
                                                                       7,377,901
                                                                       ---------
TECHNOLOGY: 1.6%
   20,000      Microsoft Corp. ..................................        496,800
                                                                       ---------

TELECOMMUNICATIONS: 2.7%
    8,000      PanAmSat Holding Corp. ...........................        164,080
   12,945      SBC Communications, Inc. .........................        307,444
   10,867      Verizon Communications, Inc. .....................        375,455
                                                                       ---------
                                                                         846,979
                                                                       ---------
UTILITIES: 13.0%
   15,000      Atmos Energy Corp. ...............................        432,000
    6,094      Cinergy Corp. ....................................        273,133
    4,536      Cleco Corp. ......................................         97,842
    3,804      Dominion Resources, Inc. .........................        279,176
    6,755      DTE Energy Co. ...................................        315,931
   14,010      Hawaiian Electric Industries, Inc. ...............        375,608
    8,563      KeySpan Corp. ....................................        348,514
    4,682      NiSource, Inc. ...................................        115,786


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

42



                       ROCHDALE DIVIDEND & INCOME PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

Shares                                                                   Value
--------------------------------------------------------------------------------
UTILITIES, CONTINUED
    8,396    Northwest National Gas Co. ...........................    $ 321,063
    4,470    Peoples Energy Corp. .................................      194,266
    4,185    Pinnacle West Capital Corp. ..........................      186,023
    4,329    Progress Energy, Inc. ................................      195,844
    5,503    Public Service Enterprise Group, Inc. ................      334,692
   10,000    Scottish Power Plc ...................................      356,000
   10,000    United Utilities Plc .................................      239,300
                                                                       ---------
                                                                       4,065,178
                                                                       ---------

TOTAL COMMON STOCKS
        (cost $27,302,716) ........................................   30,656,490
                                                                      ----------

SHORT-TERM INVESTMENT: 1.2%
MONEY MARKET INVESTMENT: 1.2%
  372,920    First American Prime Obligations Fund ................      372,920
                                                                      ----------

TOTAL SHORT-TERM INVESTMENT
        (cost $372,920) ...........................................      372,920
                                                                      ----------

TOTAL INVESTMENTS
        (cost $27,675,637), 99.6% .................................   31,029,410
OTHER ASSETS AND LIABILITIES, NET, 0.4% ...........................      120,874
                                                                      ----------
NET ASSETS, 100.0%                                                   $31,150,284
                                                                     ===========
-------
*    Non-income producing security.





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              43

              ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited)


                   SECTOR EXPOSURE AS OF 6/30/05 (UNAUDITED)
                               (% of Net Assets)

                   Mortgage                         1%
                   Government                      38%
                   Dividend Equities                3%
                   Corporate Bonds                 57%
                   Cash                             1%



                                                               Maturity
Principal Amount                                 Coupon Rate     Date     Value
------------------------------------------------------------------------------------
CORPORATE BONDS: 61.1%
CONSUMER CYCLICALS: 5.4%
$   585,000    May Department Stores Co. ........  10.625%     11/01/10   $  731,469
    500,000    Pulte Homes, Inc. ................   5.250%     01/15/14      499,806
                                                                          ----------
                                                                           1,231,275
                                                                          ----------
ENERGY: 5.1%
    130,000    Burlington Resources, Inc. .......   8.200%     03/15/25      171,687
    500,000    Kinder Morgan Energy Partners ....   5.000%     12/15/13      503,407
    100,000    Louisiana Land & Exploration .....   7.650%     12/01/23      125,623
    325,000    Noble Corp.                          6.950%     03/15/09      353,756
                                                                          ----------
                                                                           1,154,473
                                                                          ----------
FINANCIAL SERVICES: 37.2%
    500,000    Allstate Life Global Fund ........   3.380%     04/02/07      494,000
    130,000    Bank of America Corp. ............   7.800%     02/15/10      148,684
    500,000    Callable Asset Swap Trust(2) .....   3.250%     01/15/13      497,215
    500,000    Chemical Bank ....................   6.700%     08/15/08      537,094
    350,000    Chubb Corp. ......................   7.125%     12/15/07      374,063
     25,000    Cigna Corp. ......................   8.250%     01/01/07       26,392
    125,000    First Union Corp. ................   6.300%     04/15/28      132,410
    175,000    General Electric Capital Corp. ...   8.750%     05/21/07      189,554
    500,000    Hartford Life Global Fund ........   3.760%     03/15/08      490,850
    100,000    HSBC Bank Plc ....................   7.625%     06/15/06      103,178
    400,000    HSBC USA Capital Trust ...........   7.530%     12/04/26      428,794
    100,000    HSBC USA, Inc. ...................   8.375%     02/15/07      106,295
    450,000    International Lease Finance Corp.    5.700%     07/03/06      456,102
    340,000    JP Morgan Chase & Co. ............   7.000%     11/15/09      373,980
    500,000    Morgan JP & Co., Inc. ............   0.000%     04/24/27       97,751






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44



                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued


                                                               Maturity
Principal Amount                                 Coupon Rate     Date       Value
------------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
$   300,000    National Rural Utilities .........   6.550%     11/01/18   $  348,172
    250,000    Salomon Smith Barney Holdings, Inc.  7.300%     08/01/13      285,599
  1,000,000    SLM Corp. ........................   5.202%     01/01/14    1,003,160
    310,000    Stilwell Financial ...............   7.000%     11/01/06      319,818
     25,000    Suntrust Banks Inc. ..............   6.000%     02/15/26       28,126
    500,000    Toyota Motor Credit Corp. ........   3.660%     11/26/07      491,495
  1,295,000    Transamerica Corp. ...............   9.375%     03/01/08    1,451,361
    100,000    Union Planters Bank NA ...........   6.500%     03/15/18      105,611
                                                                          ----------
                                                                           8,489,704
                                                                          ----------
INDUSTRIALS: 2.5%
    100,000    CSX Transportation, Inc. .........   6.400%     03/15/06      101,621
     25,000    Ryder System, Inc. ...............   9.875%     05/15/17       27,979
    200,000    Snap-On, Inc. ....................   6.625%     10/01/05      201,270
    250,000    Union Pacific Corp. ..............   3.625%     06/01/10      240,225
                                                                          ----------
                                                                             571,095
                                                                          ----------
TECHNOLOGY: 0.2%
     50,000    First Data Corp. .................   6.375%     12/15/07       52,536
                                                                          ----------

TELECOMMUNICATIONS: 4.2%
    180,000    Airtouch Communication
                 Vodafone Group .................   6.650%     05/01/08      191,361
    500,000    Time Warner, Inc.(1) .............   6.875%     05/01/12      564,210
    200,000    Walt Disney Co. ..................   5.620%     12/01/08      200,791
                                                                          ----------
                                                                             956,362
                                                                          ----------
UTILITIES: 6.5%
    250,000    Dominion Resources, Inc. .........   5.700%     09/17/12      263,630
    300,000    Duke Energy Corp.(1) .............   4.200%     10/01/08      298,925
    200,000    Indianapolis Power & Light .......   7.375%     08/01/07      211,196
     40,000    PP&L, Inc. .......................   6.550%     03/01/06       40,717
    250,000    Rochester Gas & Electric Corp. ...   5.840%     12/22/08      262,756
    175,000    Virginia Electric and Power Co. ..   7.000%     01/01/24      179,719
    200,000    West Texas Utilities Co. .........   7.750%     06/01/07      211,845
                                                                          ----------
                                                                           1,468,788
                                                                          ----------
TOTAL CORPORATE BONDS
          (cost $13,683,543) ..........................................   13,924,233
                                                                          ----------

ASSET BACKED SECURITIES: 0.0%
      3,641    Mastr Asset Securitization Trust    10.934%     09/25/03        3,475
                                                                          ----------

TOTAL ASSET BACKED SECURITIES
          (cost $3,623) ...............................................        3,475
                                                                          ----------







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              45



                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued


                                                               Maturity
Principal Amount                                 Coupon Rate     Date       Value
------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.1%
U.S. GOVERNMENT NON-MORTGAGE-BACKED SECURITIES: 18.4%
$   500,000    Federal Home Loan Bank(1) ........   3.360%     04/27/07   $  499,958
  1,000,000    Federal Home Loan Bank ...........   4.850%     04/22/13    1,000,140
    500,000    Federal Home Loan Bank(1) ........   5.300%     03/13/18      501,370
    500,000    Federal Home Loan Bank ...........   3.250%     06/16/08      499,332
    500,000    Federal Home Loan Bank ...........   3.350%     07/11/06      500,000
    200,000    Federal Home Loan Bank ...........   3.750%     07/18/08      200,000
  1,000,000    Federal Home Loan Mortgage Corp.(1)  4.750%     12/08/10      998,402
                                                                          ----------
                                                                           4,199,202
                                                                          ----------
OTHER MORTGAGE-BACKED SECURITIES: 15.7%
    500,000    Federal National Mortgage
                  Association ...................   5.500%     07/18/12      500,493
    250,000    Federal National Mortgage
                  Association ...................   6.500%     04/24/17      256,215
    229,890    Federal National Mortgage
                  Association ...................   6.823%     02/25/19      206,795
  1,000,000    Federal National Mortgage
                  Association(1) ................   5.000%     11/23/11    1,000,345
  1,000,000    Federal National Mortgage
                  Association(1) ................   5.750%     11/07/17    1,006,537
    100,000    Federal National Mortgage
                  Association(1) ................   6.400%     09/27/05      100,681
    500,000    Federal National Mortgage
                  Association Discount Note(1) ..   3.349%     11/02/05      494,110
                                                                          ----------
                                                                           3,565,176
                                                                          ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
          (cost $7,850,661) ...........................................    7,764,378
                                                                          ----------

COMMON STOCK: 2.8%
CONSUMER CYCLICALS: 0.7%
     12,200    Centerplate, Inc. ......................................      155,550
                                                                          ----------
CONSUMER NON CYCLICALS: 0.2%
      3,500    B & G Foods, Inc. ......................................       51,240
                                                                          ----------

FINANCIAL SERVICES: 0.7%
          3    Cohen & Steers Advantage  Income Realty Fund, Inc. .....       75,000
          3    PIMCO High Income Fund .................................       75,000
                                                                          ----------
                                                                             150,000
                                                                          ----------
UTILITIES: 1.2%
      8,590    Select Sector SPDR Fund ................................      271,186
                                                                          ----------

TOTAL COMMON STOCK
          (cost $562,418) .............................................      627,976
                                                                          ----------

SHORT-TERM INVESTMENT: 4.1%
MONEY MARKET INVESTMENT: 4.1%
    930,660    First American Prime Obligations Fund ..................      930,660
                                                                          ----------

TOTAL SHORT-TERM INVESTMENT
          (cost $930,660) .............................................      930,660
                                                                          ----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46



              ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued

                                                              Maturity
Principal Amount                                 Coupon Rate     Date       Value
------------------------------------------------------------------------------------
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 23.5%
COMMERCIAL PAPER: 7.8%
$   255,248    CCN Independence .................   3.290%     04/17/06   $  255,248
    255,248    CCN Orchard Park .................   3.250%     04/06/06      255,248
    255,248    Concord Minuteman Capital Co. ....   3.130%     07/06/05      255,248
    255,248    Lakeside Funding LLC .............   3.220%     07/08/05      255,248
    255,228    Liquid Funding Ltd. ..............   3.190%     12/12/05      255,228
    255,248    Morgan Stanley ...................   3.508%     09/02/05      255,248
    254,586    Thornburg Mortgage Capital .......   3.128%     07/06/05      254,586
                                                                          ----------
                                                                           1,786,054
                                                                          ----------
REPURCHASE AGREEMENT: 15.7%
  1,276,243    Lehman Brothers, Inc.
               (collateralized by various corporate
               bonds, 5.500% to 8.750%, due
               12/01/09 to 07/15/19, valued at
               $1,429,288. Repurchase proceeds
               are $1,276,371.) .................   3.560%     07/01/05    1,276,243
  2,297,236    Morgan Stanley
               (collateralized by U.S. Gov't
               Treasury Bond, 6.250%, due 8/15/23,
               GNMAs, 4.34% to 4.500%, due 08/15/23 to
               04/20/35, valued at $2,375,874.
               Repurchase proceeds are
               $2,297.463.) .....................   3.500%     07/01/05    2,297,236
                                                                          ----------
                                                                           3,573,479
                                                                          ----------
MONEY MARKET INVESTMENT: 0.0%
         17    Merrill Lynch Premier Institutional Fund ...............           17
                                                                          ----------


TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
          (cost $5,359,550) ...........................................    5,359,550
                                                                          ----------

TOTAL INVESTMENTS
          (cost $28,390,455), 125.6% ..................................   28,610,272
LIABILITIES IN EXCESS OF OTHER ASSETS, NET, (25.6%) ...................   (5,832,031)
                                                                          ----------
NET ASSETS, 100.0% ....................................................  $22,778,241
                                                                         ===========

(1) This security or a portion of this security is out on loan at June 30, 2005. Total loaned securities had a market value of $5,244,549 at June 30, 2005.
(2)  Security is fair valued under procedures established by Board of Trustees.














SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              47

                            ROCHDALE DARWIN PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited)


                   SECTOR EXPOSURE AS OF 6/30/05 (UNAUDITED)
                               (% of Net Assets)


              Other                           25%
              Services                        24%
              Products                        26%
              Drugs                           12%
              Biotech                         13%


    Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 93.6%
CONSUMER CYCLICALS: 4.1%
    5,870     Life Time Fitness, Inc.* ...........................     $ 192,595
                                                                       ---------

CONSUMER NON CYCLICALS: 79.8%
    6,723     Advanced Medical Optics, Inc.* .....................       267,239
    5,334     Amsurg Corp.* ......................................       147,698
    2,824     Barr Pharmaceuticals, Inc.* ........................       137,642
    4,949     Charles River Laboratories International, Inc.* ....       238,789
    8,664     Connetics Corp.* ...................................       152,833
    3,095     Cooper Companies, Inc. .............................       188,362
    3,093     Coventry Health Care, Inc.* ........................       218,830
    9,950     Cytyc Corp.* .......................................       219,497
    3,555     Dentsply International, Inc. .......................       191,970
   12,598     First Horizon Pharmaceutical, Corp.* ...............       239,866
    6,068     Hain Celestial Group, Inc.* ........................       118,326
   12,980     Illumina, Inc.* ....................................       156,669
    5,414     Integra Lifesciences Holdings Corp.* ...............       158,089
    3,755     Kinetic Concepts, Inc.* ............................       225,300
    5,157     Omnicare, Inc. .....................................       218,811
   27,785     Orthovita, Inc.* ...................................       109,195
    4,976     Psychiatric Solutions, Inc.* .......................       242,381
   13,728     Serologicals Corp.* ................................       291,720
    3,174     Universal Health Services, Inc. ....................       197,359
                                                                       ---------
                                                                       3,720,576
                                                                       ---------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48



                            ROCHDALE DARWIN PORTFOLIO


SCHEDULE OF INVESTMENTS AT JUNE 30, 2005 (Unaudited), Continued


    Shares                                                               Value
--------------------------------------------------------------------------------
INDEX FUND: 9.7%
    6,587     Health Care Select Sector SPDR .....................     $ 204,131
    1,976     Midcap SPDR Trust Series 1 .........................       247,494
                                                                       ---------
                                                                         451,625
                                                                       ---------
TOTAL COMMON STOCKS
        (cost $4,267,370) ........................................     4,364,796
                                                                       ---------

SHORT-TERM INVESTMENT: 3.0%
MONEY MARKET INVESTMENT: 3.0%
  140,886     First American Prime Obligations Fund .............        140,886
                                                                       ---------

TOTAL SHORT-TERM INVESTMENT
        (cost $140,886) ..........................................       140,886
                                                                       ---------

TOTAL INVESTMENTS
        (Cost $4,408,256), 96.6% .................................     4,505,682
OTHER ASSETS AND LIABILITIES, NET, 3.4 ...........................       159,296
                                                                      ----------
NET ASSETS, 100.0%                                                    $4,664,978
                                                                      ----------

SECURITIES SOLD SHORT: 4.1%
COMMON STOCKS: 4.1%
    3,493     DJ Orthopedics, Inc.* ..............................        95,813
    4,877     Intralase Corp.* ...................................        95,687
                                                                      ----------
TOTAL SECURITIES SOLD SHORT                                           $  191,500
                                                                      ----------
        (Proceeds $187,496)

*    Non-income producing security.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              49



                            ROCHDALE INVESTMENT TRUST


STATEMENTS OF ASSETS AND LIABILITIES AT JUNE 30, 2005 (Unaudited)

                                               Large Growth     Large Value     Mid/Small        Mid/Small
                                                Portfolio        Portfolio   Growth Portfolio  Value Portfolio
--------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at cost ........   $ 23,500,406    $ 28,029,834    $ 34,140,302    $ 33,719,120
                                               ============    ============    ============    ============
  Investments in securities at value
    (Including $5,493,823, $7,075,548,
    $12,201,210, and $9,857,097, of
    securities loaned, respectively) .......   $ 25,865,524    $ 32,010,886    $ 41,000,637    $ 40,727,069
  Cash .....................................           --               300            --              --
  Receivables:
    Dividends and interest .................         27,279          31,367          10,487          16,965
    Fund shares sold .......................         37,350          41,850          41,100          38,900
  Prepaid expenses .........................          3,380           2,837           3,969           3,839
                                               ------------    ------------    ------------     -----------
  TOTAL ASSETS .............................     25,933,533      32,087,240      41,056,193      40,786,773
                                               ------------    ------------    ------------     -----------
LIABILITIES
  Payable upon return of securities loaned .      5,716,670       7,282,902      12,692,853      10,199,859
  Payables:
    Fund shares redeemed ...................           --              --             1,000           1,000
    Securities purchased ...................           --              --           235,203         149,752
    Advisory fees ..........................          8,937          13,556          11,275          12,197
    Administration fees ....................          1,849           2,144           2,386           2,580
    Distribution fees ......................         12,608          14,997          16,407          17,633
  Accrued expenses .........................         20,334          23,406          26,008          23,490
                                               ------------    ------------    ------------     -----------
  TOTAL LIABILITIES ........................      5,760,398       7,337,005      12,985,132      10,406,511
                                               ------------    ------------    ------------     -----------
NET ASSETS .................................   $ 20,173,135    $ 24,750,235    $ 28,071,061    $ 30,380,262
                                               ============    ============    ============    ============
  Number of shares, $0.01 par value,
    issued and outstanding
    (unlimited shares authorized) ..........      1,183,921         997,696         809,765         677,308
                                               ============    ============    ============    ============
NET ASSET VALUE PER SHARE ..................   $      17.04    $      24.81    $      34.67    $      44.85
                                               ============    ============    ============    ============
MAXIMUM OFFERING PRICE PER SHARE*
  (NET ASSET VALUE DIVIDED BY 94.25%) ......   $      18.08    $      26.32    $      36.77    $      47.59
                                               ============    ============    ============    ============
COMPONENTS OF NET ASSETS
  Paid in capital ..........................   $ 21,172,703    $ 21,995,434    $ 21,982,064    $ 21,689,958
  Undistributed net investment
    income (loss) ..........................         23,571         134,616         (70,388)         31,949
  Accumulated net realized gain (loss)
    on investments .........................     (3,388,257)     (1,360,868)       (700,950)      1,650,406
  Net unrealized appreciation on:
    Investments ............................      2,365,118       3,981,053       6,860,335       7,007,949
                                               ------------    ------------    ------------     -----------
  Net assets ...............................   $ 20,173,135    $ 24,750,235    $ 28,071,061    $ 30,380,262
                                               ============    ============    ============    ============



* Redemption price per share is equal to net asset value less any applicable sales charge.









SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50

                            ROCHDALE INVESTMENT TRUST


STATEMENTS OF ASSETS AND LIABILITIES AT JUNE 30, 2005 (Unaudited)

                                                    Atlas       Dividend &    Intermediate Fixed   Darwin
                                                  Portfolio  Income Portfolio  Income Portfolio   Portfolio

ASSETS
  Investments in securities at cost ........   $ 73,456,023    $ 27,675,637    $ 28,390,455    $  4,408,256
                                               ============    ============    ============    ============
  Investments in securities at value
    (Including $2,696,280, $0, $5,244,
    549 and $0 of securities loaned,
    respectively ...........................   $ 85,761,101    $ 31,029,410    $ 28,610,272    $  4,505,682
  Foreign currency (cost $23,565) ..........         22,966            --              --              --
  Cash .....................................          8,491            --              --           185,642
  Receivables:
    Securities sold ........................           --              --              --           454,228
    Deposits with broker and custodian
      for securities sold short ............           --              --              --           269,822
    Dividends and interest .................        232,524         129,284         233,779             873
    Fund shares sold .......................        691,875          46,800          35,000            --
  Prepaid expenses .........................          5,923           4,648           2,878           5,493
                                               ------------    ------------    ------------     -----------
  TOTAL ASSETS .............................     86,722,880      31,210,142      28,881,929       5,421,740
                                               ------------    ------------    ------------     -----------
LIABILITIES
  Payable upon return of securities loaned .      2,812,007            --         5,359,550            --
  Securities sold short (proceeds $187,496)                                                         191,500
  Payables:
    Fund shares redeemed ...................          5,500           2,000            --              --
    Securities purchased ...................           --              --           700,000         548,576
    Advisory fees ..........................         66,153          17,651           5,735           1,941
    Administration fees ....................          6,990           2,666           1,854           1,849
    Distribution fees ......................         46,825          18,203          13,910           2,404
  Accrued expenses .........................         42,588          19,338          22,639          10,492
                                               ------------    ------------    ------------     -----------
  TOTAL LIABILITIES ........................      2,980,063          59,858       6,103,688         756,762
                                               ------------    ------------    ------------     -----------
NET ASSETS .................................   $ 83,742,817    $ 31,150,284    $ 22,778,241    $  4,664,978
                                               ============    ============    ============    ============
  Number of shares issued and
    outstanding (unlimited number of
    shares authorized, $0.01 par value) ....      2,236,414       1,184,137         857,913         189,627
                                               ============    ============    ============    ============
  NET ASSET VALUE PER SHARE ................   $      37.45    $      26.31    $      26.55    $      24.60
                                               ============    ============    ============    ============
  MAXIMUM OFFERING PRICE PER SHARE*
    (NET ASSET VALUE DIVIDED BY 94.25%) ....   $      39.72    $      27.92    $      28.17    $      26.10
                                               ============    ============    ============    ============
COMPONENTS OF NET ASSETS
  Paid in capital ..........................   $ 89,870,824    $ 30,325,955    $ 22,926,415    $  4,695,567
  Undistributed net investment
    income (loss) ..........................        865,666          11,252           5,628         (17,266)
  Accumulated net realized (loss)
    on investments .........................    (19,298,151)     (2,540,696)       (373,619)       (106,745)
  Net unrealized appreciation
    (depreciation) on:
    Investments ............................     12,305,078       3,353,773         219,817          93,422
    Foreign currency .......................           (600)           --              --              --
                                               ------------    ------------    ------------     -----------
Net assets .................................   $ 83,742,817    $ 31,150,284    $ 22,778,241    $  4,664,978
                                               ============    ============    ============    ============




* Redemption price per share is equal to net asset value less any applicable sales charge.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              51



                                  ROCHDALE INVESTMENT TRUST


STATEMENTS OF OPERATIONS FOR THE SIX MONTH ENDED JUNE 30, 2005 (Unaudited)


                                              Large Growth   Large Value     Mid/Small        Mid/Small
                                               Portfolio      Portfolio  Growth Portfolio Value Portfolio
---------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Income
  Dividends ................................   $  139,587    $  232,231   $   83,579    $  194,500
  Interest .................................        1,038           852        1,267         1,787
  Income from securities lending ...........        1,742         1,727        5,757         2,566
                                               ----------    ----------   ----------    ----------
Total income ...............................      142,367       234,810       90,603       198,853
                                               ----------    ----------   ----------    ----------

Expenses
  Advisory fees ............................       50,513        60,315       64,190        68,795
  12b-1 fees ...............................       25,257        30,158       32,095        34,397
  Fund accounting fees .....................       11,656        15,162       14,691        13,789
  Administration fees ......................       11,157        11,972       12,739        13,653
  Transfer agent fees ......................        6,161         6,477        7,609         7,269
  Audit fees ...............................        6,098         6,131        6,123         6,110
  Registration expense .....................        2,904         2,416        2,983         3,374
  Reports to shareholders ..................        3,799         4,025        3,839         4,056
  Legal fees ...............................        5,699         6,799        6,959         6,762
  Custody fees .............................        2,095         1,608        3,489         2,485
  Miscellaneous ............................        1,817         2,343        1,958         2,378
  Trustee fees .............................        2,355         2,605        3,442         2,756
  Insurance expense ........................          832           942          874         1,080
                                               ----------    ----------   ----------    ----------
Total expenses .............................      130,343       150,953      160,991       166,904
Add: expenses recouped by Advisor ..........         --            --           --            --
Less: expenses waived and reimbursed .......       (3,882)         --           --            --
                                               ----------    ----------   ----------    ----------
Net expenses ...............................      126,461       150,953      160,991       166,904
                                               ----------    ----------   ----------    ----------
NET INVESTMENT INCOME (LOSS) ...............       15,907        83,858      (70,388)       31,949
                                               ----------    ----------   ----------    ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized gain on:
    Investments ............................      219,296       113,590      367,677       326,736
  Net unrealized appreciation
    (depreciation) on:
    Investments ............................     (658,137)       25,883      335,373       706,851
                                               ----------    ----------   ----------    ----------
  Net realized and unrealized gain (loss) on
    investments and foreign currency .......     (438,841)      139,473      703,050     1,033,587
                                               ----------    ----------   ----------    ----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ..............   $ (422,934)   $  223,331   $  632,662    $1,065,536
                                               ==========    ==========   ==========    ==========






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52


                            ROCHDALE INVESTMENT TRUST


STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)


                                                  Atlas          Dividend &      Intermediate Fixed   Darwin
                                                Portfolio      Income Portfolio  Income Portfolio    Portfolio

INVESTMENT INCOME
  Income
    Dividends ..............................   $ 1,678,362(1)    $   709,788    $    14,038    $     2,298
    Interest ...............................        28,314             8,450        527,407            985
    Income from securities lending .........        28,216              --            1,669           --
                                               -----------       -----------    -----------    -----------
  Total income .............................     1,734,892           718,238        543,114          3,283
                                               -----------       -----------    -----------    -----------

  Expenses
    Advisory fees ..........................       344,087            89,942         43,886         13,541
    12b-1 fees .............................        86,022            34,593         27,429          3,563
    Fund accounting fees ...................        27,322            13,104         13,161         11,314
    Administration fees ....................        34,134            13,729         11,161         11,157
    Custody fees ...........................        47,400             2,829          1,645          1,756
    Transfer agent fees ....................         9,419             6,348          5,725          5,019
    Audit fees .............................         7,643             4,648          6,120          6,925
    Registration expense ...................         3,207             2,307          3,411          4,021
    Legal fees .............................        11,858             7,408          5,575          4,505
    Insurance expense ......................         2,595               506            738            103
    Trustee fees ...........................         4,378             2,775          2,567          1,003
    Reports to shareholders ................         5,246             3,484          3,158          3,510
    Miscellaneous ..........................         2,138             2,371          2,502          1,504
                                               -----------       -----------    -----------    -----------
  Total expenses ...........................       585,449           184,044        127,078         67,921
  Add: expenses recouped by Advisor ........          --               2,760
  Less: expenses waived and reimbursed .....          --                --          (28,335)       (47,371)
                                               -----------       -----------    -----------    -----------
  Net expenses .............................       585,449           186,803         98,743         20,549
                                               -----------       -----------    -----------    -----------
  NET INVESTMENT INCOME (LOSS) .............     1,149,443           531,435        444,371        (17,266)
                                               -----------       -----------    -----------    -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investments ............................     1,713,330            (4,611)       (82,846)      (106,745)
    Foreign currency transactions ..........       (36,314)             --             --             --
  Net unrealized appreciation
    (depreciation) on:
    Investments ............................      (559,499)          192,416         44,088        100,009
    Foreign currency translations ..........           540              --             --             --
                                               -----------       -----------    -----------    -----------
  Net realized and unrealized gain (loss) on
    investments and foreign currency .......     1,118,057           187,805        (38,758)        (6,736)
                                               -----------       -----------    -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ..............   $ 2,267,500       $   719,240    $   405,613    $   (24,002)
                                               ===========       ===========    ===========    ===========


(1)  Net of foreign tax withheld of $239,537.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              53

                            ROCHDALE INVESTMENT TRUST


STATEMENTS OF CHANGES IN NET ASSETS
                                                         Large Growth                    Large Value
                                                           Portfolio                      Portfolio
                                                  ---------------------------     --------------------------
                                                   Six Months         Year         Six Months         Year
                                                     Ended           Ended            Ended          Ended
                                                   6/30/05(1)       12/31/04       6/30/05(1)       12/31/04
------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................   $     15,907    $    106,901    $     83,858    $    161,480
  Net realized gain on:
    Investments ...............................        219,296          76,626         113,590       1,883,623
  Net unrealized appreciation
    (depreciation) on investments .............       (658,137)      1,005,465          25,883         910,525
                                                  ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .................       (422,934)      1,188,992         223,331       2,955,628
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..................           --           (99,237)           --          (110,721)
  From net realized gain ......................           --              --              --              --
  Return of capital ...........................           --              --              --              --
                                                  ------------    ------------    ------------    ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........           --           (99,237)           --          (110,721)
                                                  ------------    ------------    ------------    ------------


CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...................      2,001,709       4,582,957       1,862,543       4,763,611
  Proceeds from reinvestment of distribution ..           --            96,726            --           107,889
  Cost of shares redeemed .....................     (2,027,677)     (4,160,379)     (2,292,097)     (5,257,965)
  Redemption fees .............................            701           8,302             549          11,243
                                                  ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets
    resulting from share transactions .........        (25,267)        527,606         429,005)       (375,222)
                                                  ------------    ------------    ------------    ------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS .....       (448,201)      1,617,361        (205,674)      2,469,685

NET ASSETS
  Beginning of period .........................     20,621,336      19,003,975      24,955,909      22,486,224
                                                  ------------    ------------    ------------    ------------
  END OF PERIOD ...............................   $ 20,173,135    $ 20,621,336    $ 24,750,235    $ 24,955,909
                                                  ============    ============    ============    ============


  UNDISTRIBUTED NET INVESTMENT INCOME .........   $     23,571    $      7,664    $    134,616    $     50,759
                                                  ============    ============    ============    ============

CHANGE IN SHARES
  Shares sold .................................        117,191         276,359          76,845         211,857
  Shares issued on reinvestment of distribution           --             5,565            --             4,438
  Shares redeemed .............................       (118,449)       (251,380)        (94,695)       (233,359)
                                                  ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) .....................         (1,258)         30,544         (17,850)        (17,064)
                                                  ============    ============    ============    ============


(1)  Unaudited.












SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

54

                            ROCHDALE INVESTMENT TRUST


STATEMENTS OF CHANGES IN NET ASSETS
                                                          Mid/Small                      Mid/Small
                                                      Growth Portfolio                Value Portfolio
                                                  -----------------------------------------------------------
                                                   Six Months     Year            Six Months          Year
                                                     Ended        Ended              Ended            Ended
                                                    6/30/05(1)   12/31/04          6/30/05(1)       12/31/04
-------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss) ................   $    (70,388)   $   (147,754)   $     31,949    $    (10,150)
  Net realized gain on:
    Investments ...............................        367,677       1,111,698         326,736       2,508,143
  Net unrealized appreciation
    on investments ............................        335,373       2,474,952         706,851       2,159,919
                                                  ------------    ------------    ------------    ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .................        632,662       3,438,896       1,065,536       4,657,912
                                                  ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..................           --              --              --           (25,134)
  From net realized gain ......................           --              --              --          (657,089)
                                                  ------------    ------------    ------------    ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........           --              --              --          (682,223)
                                                  ------------    ------------    ------------    ------------


CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...................      5,288,238       7,054,146       5,498,904       6,755,566
  Proceeds from reinvestment of distribution ..           --              --              --           674,364
  Cost of shares redeemed .....................     (2,775,973)     (6,027,847)     (2,869,876)     (6,597,293)
  Redemption fees .............................          1,455           7,485           1,839           8,131
                                                  ------------    ------------    ------------    ------------
  Net increase in net assets
    resulting from share transactions .........      2,513,720       1,033,784       2,630,867         840,768
                                                  ------------    ------------    ------------    ------------

  TOTAL INCREASE IN NET ASSETS ................      3,146,382       4,472,680       3,696,403       4,816,457
                                                  ------------    ------------    ------------    ------------


NET ASSETS
  Beginning of period .........................     24,924,679      20,451,999      26,683,859      21,867,402
                                                  ------------    ------------    ------------    ------------
  END OF PERIOD ...............................   $ 28,071,061    $ 24,924,679    $ 30,380,262    $ 26,683,859
                                                  ============    ============    ============    ============

  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..   $    (70,388)   $       --      $     31,949    $       --
                                                  ============    ============    ============    ============

CHANGE IN SHARES
  Shares sold .................................        156,695         233,553         127,778         175,609
  Shares issued on reinvestment of distribution           --              --              --            15,819
  Shares redeemed .............................        (82,390)       (199,576)        (66,809)       (170,943)
                                                  ------------    ------------    ------------    ------------

  NET INCREASE ................................         74,305          33,977          60,969          20,485
                                                  ============    ============    ============    ============

(1)  Unaudited.












SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              55

                            ROCHDALE INVESTMENT TRUST


STATEMENTS OF CHANGES IN NET ASSETS
                                                             Atlas                      Dividend & Income
                                                            Portfolio                       Portfolio
                                                  ------------------------------------------------------------
                                                    Six Months       Year         Six Months          Year
                                                      Ended          Ended           Ended            Ended
                                                    6/30/05(1)      12/31/04       6/30/05(1)        12/31/04
--------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................   $  1,149,443    $     87,101    $    531,435    $    655,915
  Net realized gain (loss) on:
    Investments ...............................      1,713,330       5,255,869          (4,611)         28,755
  Foreign currency ............................        (36,314)          8,522            --              --
  Net unrealized appreciation
    (depreciation) on investments and
    foreign currency transactions .............       (558,959)      4,728,688         192,416       2,400,135
                                                  ------------    ------------    ------------    ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .................      2,267,500      10,080,180         719,240       3,084,805
                                                  ------------    ------------    ------------    ------------


DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..................           --          (401,221)       (520,183)       (700,723)
  From paid in capital ........................           --              --              --           (39,030)
                                                  ------------    ------------    ------------    ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........           --          (401,221)       (520,183)       (739,753)
                                                  ------------    ------------    ------------    ------------


CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...................     25,560,240      18,401,225       7,101,608      14,392,662
  Proceeds from reinvestment of distribution ..           --           382,816         488,281         681,102
  Cost of shares redeemed .....................     (3,270,277)     (6,811,488)     (2,810,944)     (2,106,531)
  Redemption fees .............................          1,615          16,962           3,990           8,594
                                                  ------------    ------------    ------------    ------------
  Net increase in net assets
    resulting from share transactions .........     22,291,578      11,989,515       4,782,935      12,975,827
                                                  ------------    ------------    ------------    ------------

  TOTAL INCREASE IN NET ASSETS ................     24,559,078      21,668,474       4,981,992      15,320,879

NET ASSETS
  Beginning of period .........................     59,183,739      37,515,265      26,168,292      10,847,413
                                                  ------------    ------------    ------------    ------------
  END OF PERIOD ...............................   $ 83,742,817    $ 59,183,739    $ 31,150,284    $ 26,168,292
                                                  ============    ============    ============    ============

  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..   $    865,666    $   (283,777)   $     11,252    $       --
                                                  ============    ============    ============    ============

CHANGE IN SHARES
  Shares sold .................................        696,152         577,025         275,778         595,680
  Shares issued on reinvestment of distribution           --            10,964          18,909          27,587
  Shares redeemed .............................        (89,431)       (218,582)       (109,290)        (86,551)
                                                  ------------    ------------    ------------    ------------
  NET INCREASE ................................        606,721         369,407         185,397         536,716
                                                  ============    ============    ============    ============

(1)  Unaudited.










SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

56

                            ROCHDALE INVESTMENT TRUST


STATEMENTS OF CHANGES IN NET ASSETS
                                                         Intermediate Fixed                    Darwin
                                                           Income Portfolio                   Portfolio
                                                  ------------------------------------------------------------
                                                      Six Months       Year         Six Months          Year
                                                        Ended          Ended           Ended           Ended
                                                     6/30/05(1)      12/31/04       6/30/05(1)        12/31/04
---------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss) .................   $    444,371    $  1,046,185    $    (17,266)   $        (40)
  Net realized gain (loss) on:
   Investments .................................        (82,846)       (184,683)       (106,745)           --
  Net unrealized appreciation (depreciation) on:
   Investments .................................         44,088         (95,030)        100,009          (6,587)
                                                   ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................        405,613         766,472         (24,002)         (6,627)
                                                   ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................       (448,915)     (1,036,013)           --              --
  From net realized gain .......................           --              --              --              --
  From return of capital .......................           --              --              --              --
                                                   ------------    ------------    ------------    ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........       (448,915)     (1,036,013)           --              --
                                                   ------------    ------------    ------------    ------------


CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................      3,706,256       5,225,413       3,700,507       1,000,000
  Proceeds from reinvestment of distribution ...        433,562         997,206            --              --
  Cost of shares redeemed ......................     (3,770,558)    (12,910,946)         (5,000)           --
  Redemption fees ..............................          1,301          11,840             100            --
                                                   ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets
   resulting from share transactions ...........        370,561      (6,676,487)      3,695,607       1,000,000
                                                   ------------    ------------    ------------    ------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS ......        327,259      (6,946,028)      3,671,605         993,373

NET ASSETS
  Beginning of period ..........................     22,450,982      29,397,010         993,373            --
                                                   ------------    ------------    ------------    ------------
  END OF PERIOD ................................   $ 22,778,241    $ 22,450,982    $  4,664,978    $    993,373
                                                   ============    ============    ============    ============

  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...   $      5,628    $     10,172    $    (17,266)   $       --
                                                   ============    ============    ============    ============

CHANGE IN SHARES
  Shares sold ..................................        139,167         194,227         149,828          40,000
  Shares issued on reinvestment of distribution          16,457          37,343            --              --
  Shares redeemed ..............................       (141,527)       (483,725)           (201)           --
                                                   ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) ......................         14,097        (252,155)        149,627          40,000
                                                   ============    ============    ============    ============

(1)  Unaudited.












SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              57

                            ROCHDALE INVESTMENT TRUST


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------

                                                                                 LARGE
                                                                                GROWTH
                                                                               PORTFOLIO
                                               ----------------------------------------------------------------------
                                               Six Months         Year      Year       Year      Year     12/31/99(1)
                                                  Ended          Ended      Ended     Ended      Ended      through
                                               6/30/05(2)      12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........   $   17.40     $   16.46  $   13.38  $   17.91  $   20.53  $   25.00
                                                ---------     ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
       Net investment income (loss) .........        0.01          0.09       0.02      (0.01)     (0.03)     (0.03)
       Net realized and unrealized
       gain (loss) on investments ...........       (0.37)         0.92       3.08      (4.53)     (2.60)     (4.44)
                                                ---------     ---------  ---------  ---------  ---------  ---------
Total from investment operations ............       (0.36)         1.01       3.10      (4.54)     (2.63)     (4.47)
                                                ---------     ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
       From net investment income ...........     --              (0.08)     (0.02)   --         --         --
       From net realized gain ...............     --            --         --         --         --         --
       Return of capital ....................     --            --           (0.01)   --         --         --
                                                ---------     ---------  ---------  ---------  ---------  ---------
Total distributions .........................     --              (0.08)     (0.03)   --         --         --
                                                ---------     ---------  ---------  ---------  ---------  ---------
Paid in capital from redemption fees (Note 2)     --               0.01       0.01       0.01       0.01    --
                                                ---------     ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ..............   $   17.04     $   17.40  $   16.46  $   13.38  $   17.91  $   20.53
                                                =========     =========  =========  =========  =========  =========

Total return ................................       (2.07)%(3)     6.22%     23.21%    (25.29)%   (12.76)%   (17.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ........   $    20.2     $    20.6  $    19.0  $    13.2  $    10.8  $     3.3

Portfolio turnover rate .....................        5.50%(3)     36.04%     38.72%     32.18%     45.16%     10.43%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
       Before fees waived and
       expenses absorbed/recouped ...........        1.29%(4)      1.30%      1.28%      1.23%      1.63%      6.95%
       After fees waived and
       expenses absorbed/recouped ...........        1.25%(4)      1.25%      1.25%      1.25%      1.25%      1.25%

RATIO OF NET INVESTMENT INCOME
       (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
       expenses absorbed/recouped ...........        0.11%(4)      0.50%      0.09%     (0.04)%    (0.60)%    (6.18)%
After fees waived and
       expenses absorbed/recouped ...........        0.15%(4)      0.55%      0.12%     (0.06)%    (0.22)%    (0.48)%


(1)  Inception of Portfolio.
(2)  Unaudited.
(3)  Not annualized.
(4)  Annualized.












SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58


                            ROCHDALE INVESTMENT TRUST


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------

                                                                               LARGE
                                                                              VALUE
                                                                            PORTFOLIO
                                               ----------------------------------------------------------------------
                                               Six Months       Year       Year       Year      Year    12/31/99(1)
                                                  Ended        Ended      Ended      Ended      Ended     through
                                               6/30/05(2)     12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
---------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period ........   $   24.57    $   21.78  $   17.27  $   22.56  $   25.99  $   25.00
                                                ---------    ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
       Net investment income (loss) .........        0.08         0.16       0.15       0.12       0.07       0.06
       Net realized and unrealized
       gain (loss) on investments ...........        0.16         2.73       4.51      (5.33)     (3.44)      0.99
                                                ---------    ---------  ---------  ---------  ---------  ---------
Total from investment operations ............        0.24         2.89       4.66      (5.21)     (3.37)      1.05
                                                ---------    ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
       From net investment income ...........     --             (0.11)     (0.15)     (0.10)     (0.07)     (0.06)
       From net realized gain ...............     --           --         --         --         --         --
       Return of capital ....................     --           --           (0.02)   --         --         --
                                                ---------    ---------  ---------  ---------  ---------  ---------
Total distributions .........................     --             (0.11)     (0.17)     (0.10)     (0.07)     (0.06)
                                                ---------    ---------  ---------  ---------  ---------  ---------
Paid in capital from redemption fees (Note 2)     --              0.01       0.02       0.02       0.01    --
                                                ---------    ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ..............   $   24.81    $   24.57  $   21.78  $   17.27  $   22.56  $   25.99
                                                =========    =========  =========  =========  =========  =========

Total return ................................        0.98%(3)    13.32%     27.10%    (22.97)%   (12.91)%     4.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ........   $   24.7     $   25.0   $   22.5   $   14.7   $    9.6   $    2.6

Portfolio turnover rate .....................       15.26%(3)    86.66%     62.52%     35.75%     40.60%     10.36%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
       Before fees waived and
       expenses absorbed/recouped ...........        1.23%(4)     1.25%      1.22%      1.22%      1.78%      7.87%
       After fees waived and
       expenses absorbed/recouped ...........        1.25%(4)     1.26%      1.25%      1.25%      1.25%      1.25%

RATIO OF NET INVESTMENT INCOME
       (LOSS) TO AVERAGE NET
       ASSETS:
Before fees waived and
       expenses absorbed/recouped ...........        0.71%(4)     0.69%      0.88%      0.77%     (0.01)%    (6.03)%
After fees waived and
       expenses absorbed/recouped ...........        0.69%(4)     0.68%      0.85%      0.74%      0.52%      0.59%


(1)  Inception of Portfolio.
(2)  Unaudited.
(3)  Not annualized.
(4)  Annualized.












SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              59




                            ROCHDALE INVESTMENT TRUST


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                                MID/SMALL
                                                                                GROWTH
                                                                               PORTFOLIO
                                                --------------------------------------------------------------------
                                                Six Months      Year       Year         Year     Year    12/31/99(1)
                                                  Ended         Ended      Ended       Ended     Ended     through
                                                6/30/05(2)    12/31/04    12/31/03   12/31/02   12/31/01   12/31/00
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........   $   33.89     $   29.16  $   21.76  $   27.41  $   29.58  $   25.00
                                                ---------     ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
       Net investment income (loss) .........       (0.27)        (0.20)     (0.18)     (0.18)     (0.14)     (0.09)
       Net realized and unrealized
       gain (loss) on investments ...........        1.04          4.92       7.56      (5.49)     (1.92)      4.67
                                                ---------     ---------  ---------  ---------  ---------  ---------
Total from investment operations ............        0.77          4.72       7.38      (5.67)     (2.06)      4.58
                                                ---------     ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
       From net investment income ...........     --            --         --         --         --         --
       From net realized gain ...............     --            --         --         --           (0.11)   --
                                                ---------     ---------  ---------  ---------  ---------  ---------
Total distributions .........................     --            --         --         --           (0.11)   --
                                                ---------     ---------  ---------  ---------  ---------  ---------
Paid in capital from redemption fees (Note 2)        0.01          0.01       0.02       0.02    --         --
                                                ---------     ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ..............   $   34.67     $   33.89  $   29.16  $   21.76  $   27.41  $   29.58
                                                =========     =========  =========  =========  =========  =========

Total return ................................        2.27%(3)     16.22%     34.01%    (20.61)%    (6.94)%    18.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ........   $    28.1     $    24.9  $    20.5  $    13.2  $     7.9  $     2.1

Portfolio turnover rate .....................        5.80%(3)     61.53%     51.19%     38.26%     47.27%     93.32%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
       Before fees waived and
       expenses absorbed/recouped ...........        1.25%(4)      1.29%      1.27%      1.27%      2.08%      9.80%
       After fees waived and
       expenses absorbed/recouped ...........        1.25%(4)      1.35%      1.35%      1.35%      1.35%      1.35%

RATIO OF NET INVESTMENT INCOME
       (LOSS) TO AVERAGE NET
       ASSETS:
Before fees waived and
       expenses absorbed/recouped ...........       (0.56)%(4)    (0.62)%    (0.67)%    (0.79)%    (1.57)%    (9.36)%
After fees waived and
       expenses absorbed/recouped ...........       (0.56)%(4)    (0.68)%    (0.75)%    (0.87)%    (0.84)%    (0.91)%


(1)  Inception of Portfolio.
(2)  Unaudited.
(3)  Not annualized.
(4)  Annualized.













SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60



                            ROCHDALE INVESTMENT TRUST


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                                             MID/SMALL
                                                                              VALUE
                                                                            PORTFOLIO
                                                ---------------------------------------------------------------------
                                                Six Months     Year      Year        Year       Year     12/31/99(1)
                                                  Ended        Ended     Ended       Ended      Ended      through
                                                6/30/05(2)    12/31/04  12/31/03    12/31/02   12/31/01   12/31/00
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........   $   43.29    $   36.70  $   26.79  $   31.36  $   29.86  $   25.00
                                                ---------    ---------  ---------  ---------  ---------  ---------

INCOME FROM INVESTMENT OPERATIONS:
       Net investment income (loss) .........        0.05        (0.02)      0.0        0.01       0.06       0.07
       Net realized and unrealized
       gain (loss) on investments ...........        1.51         7.74       9.86      (4.47)      1.50       4.95
                                                ---------    ---------  ---------  ---------  ---------  ---------
Total from investment operations ............        1.56         7.72       9.90      (4.46)      1.56       5.02
                                                ---------    ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
       From net investment income ...........     --             (0.04)     (0.01)   --           (0.06)     (0.07)
       From net realized gain ...............     --             (1.10)   --           (0.14)     (0.01)     (0.09)
                                                ---------    ---------  ---------  ---------  ---------  ---------
Total distributions .........................     --             (1.14)     (0.01)     (0.14)     (0.07)     (0.16)
                                                ---------    ---------  ---------  ---------  ---------  ---------
Paid in capital from redemption fees (Note 2)     --              0.01       0.02       0.03       0.01    --
                                                ---------    ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ..............   $   44.85    $   43.29  $   36.70  $   26.79  $   31.36  $   29.86
                                                =========    =========  =========  =========  =========  =========

Total return ................................        3.60%(3)    21.10%     37.02%    (14.12)%     5.27%     20.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ........   $   30.4     $   26.7   $   21.9   $   13.6   $    7.0   $    1.8

Portfolio turnover rate .....................        6.00%(3)    79.62%     50.86%     40.06%     51.74%     58.74%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
       Before fees waived and
       expenses absorbed/recouped ...........        1.22%(4)     1.29%      1.29%      1.25%      2.23%     10.80%
       After fees waived and
       expenses absorbed/recouped ...........        1.22%(4)     1.35%      1.35%      1.35%      1.35       1.35%

RATIO OF NET INVESTMENT INCOME
       (LOSS) TO AVERAGE NET
       ASSETS:
Before fees waived and
       expenses absorbed/recouped ...........        0.22%(4)    (0.04)%     0.21%      0.14%     (0.60)%    (8.82)%
After fees waived and
       expenses absorbed/recouped ...........        0.22%(4)     0.02%      0.15%      0.04%      0.28%      0.63%




(1)  Inception of Portfolio.
(2)  Unaudited.
(3)  Not annualized.
(4)  Annualized.













SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              61

                            ROCHDALE INVESTMENT TRUST


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                                                              ATLAS
                                                                            PORTFOLIO
                                            Six Months     Year       Year      Year      4/1/05          Year        Year
                                              Ended       Ended      Ended      Ended     through         Ended       Ended
                                           06/30/05(1)   12/31/04   12/31/03   12/31/02  12/31/01(2)     3/31/01    3/31/00
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...   $   36.32    $   29.77  $   21.74  $   24.37  $   26.06     $   37.83  $   30.52
                                           ---------    ---------  ---------  ---------  ---------     ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........        0.61         0.05       0.19       0.20       0.36          0.22      (0.11)
Net realized and unrealized
  gain (loss) on investments ...........        0.51         6.75       8.01      (2.63)     (1.98)       (11.89)      8.76
                                           ---------    ---------  ---------  ---------  ---------     ---------  ---------
Total from investment operations .......        1.12         6.80       8.20      (2.43)     (1.62)       (11.67)      8.65
                                           ---------    ---------  ---------  ---------  ---------     ---------  ---------
LESS DISTRIBUTIONS:
From net investment income .............     --             (0.25)     (0.17)     (0.21)     (0.12)        (0.10)     (0.08)
From net realized gain .................     --           --         --         --         --            --           (1.26)
Return of capital ......................     --           --         --         --         --            --         --
                                           ---------    ---------  ---------  ---------  ---------     ---------  ---------
Total distributions ....................     --             (0.25)     (0.17)     (0.21)     (0.12)        (0.10)     (1.34)
                                           ---------    ---------  ---------  ---------  ---------     ---------  ---------
Paid in capital from
  redemption fees (Note 2) .............        0.01      --         --            0.01       0.05       --         --
                                           ---------    ---------  ---------  ---------  ---------     ---------  ---------
Net asset value, end of period .........   $   37.45    $   36.32  $   29.77  $   21.74  $   24.37     $   26.06  $   37.83
                                           =========    =========  =========  =========  =========     =========  =========


Total return ...........................        3.08%(3)    22.96%     37.76%     (9.92)%    (6.00)%(3)   (30.89)%    28.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ...   $    83.7    $    59.2  $    37.5  $    28.1  $    41.0     $    60.8  $    62.8

Portfolio turnover rate ................       26.97%(3)    77.33%     54.68%     34.53      42.12%(3)     71.99%     35.97%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed/recouped .......        1.70%(4)     1.73%      1.54%      1.64%      1.46%(4)      1.32%      1.73%
After fees waived
  and expenses absorbed/recouped .......        1.70%(4)     1.73%      1.54%      1.64%      1.46%(4)      1.37%      1.91%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed/recouped .......        3.23%(4)     0.20%      0.91%      0.54%      0.82%(4)      0.69%     (0.63)%
After fees waived
  and expenses absorbed/recouped .......        3.23%(4)     0.20%      0.91%      0.54%      0.82%(4)      0.74%     (0.81)%

(1)  Unaudited.
(2)  In 2001, the Portfolio changed its fiscal year-end from March to December.
(3)  Not annualized.
(4)  Annualized.













SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62

                            ROCHDALE INVESTMENT TRUST


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------

                                                                                DIVIDEND & INCOME
                                                                                PORTFOLIO

                                                Six Months        Year       Year          Year     4/1/01          Year
                                                  Ended          Ended       Ended         Ended    through        Ended
                                                6/30/05(1)     12/31/04    12/31/03      12/31/02  12/31/01(2)    3/31/01
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period ........   $   26.20     $   23.48  $    18.00     $   26.19  $   23.77     $   30.40
                                                ---------     ---------  ----------     ---------  ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
       Net investment income (loss) .........        0.52          0.78        0.22         (0.29)     (0.29)        (0.45)
       Net realized and unrealized
       gain (loss) on investments ...........        0.04          2.84        5.37         (7.92)      2.75         (6.15)
                                                ---------     ---------  ----------     ---------  ---------     ---------
Total from investment operations ............        0.56          3.62        5.59         (8.21)      2.46         (6.60)
                                                ---------     ---------  ----------     ---------  ---------     ---------

LESS DISTRIBUTIONS:
       From net investment income ...........       (0.46)        (0.87)      (0.12)      --         --            --
       From net realized gain ...............     --            --          --            --           (0.06)        (0.06)
       Return of capital ....................     --              (0.04)    --            --         --            --
                                                ---------     ---------  ----------     ---------  ---------     ---------
Total distributions .........................       (0.46)        (0.91)      (0.12)      --           (0.06)        (0.06)
                                                ---------     ---------  ----------     ---------  ---------     ---------
Paid in capital from redemption fees (Note 2)        0.01          0.01        0.01          0.02       0.02          0.03
                                                ---------     ---------  ----------     ---------  ---------     ---------
Net asset value, end of period ..............   $   26.31     $   26.20  $    23.48     $   18.00  $   26.19     $   23.77
                                                =========     =========  ==========     =========  =========     =========

Total return ................................        2.21%(3)     15.79%      31.15%       (31.27)%    10.42%(3)    (21.66)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ........   $   31.2      $   26.2   $    10.8      $    4.6   $   10.0      $    9.8


Portfolio turnover rate .....................        2.54%(3)      0.96%     111.78%(4)     28.89%     52.46%(3)     95.97%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
       Before fees waived and
       expenses absorbed/recouped ...........        1.33%(5)      1.42%       2.54%         2.24%      1.98%(5)      1.96%
       After fees waived and
       expenses absorbed/recouped ...........        1.35%(5)      1.35%       1.60%         1.85%      1.85%(5)      1.85%

RATIO OF NET INVESTMENT INCOME
       (LOSS) TO AVERAGE NET
       ASSETS:
Before fees waived and
       expenses absorbed/recouped ...........        3.86%(5)      3.54%       0.82%        (1.37)%    (1.51)%(5)    (1.77)%
After fees waived and
       expenses absorbed/recouped ...........        3.84%(5)      3.61%       1.76%        (0.98)%    (1.39)%(5)    (1.66)%


(1)  Unaudited.
(2)  In 2001, the Portfolio changed its fiscal year-end from March to December.
(3)  Not annualized.
(4)  Prior to June 27, 2003, the Dividend & Income Portfolio operated as the
     Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.
(5)  Annualized.










SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              63

                                    ROCHDALE INVESTMENT TRUST


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                            INTERMEDIATE FIXED                           DARWIN
                                                             INCOME PORTFOLIO                           PORTFOLIO
                                      ------------------------------------------------------------ -----------------------
                                      Six Months   Year       Year      Year     Year  12/31/99(1) Six Months  12/31/04(1)
                                        Ended      Ended     Ended     Ended     Ended   through     Ended      through
                                      06/30/05(3) 12/31/04  12/31/03  12/31/02 12/31/01 12/31/00   06/30/05    12/31/04
                                                                                          (2)         (3)
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period   $ 26.61     $ 26.82  $  27.92  $ 26.81  $ 25.77  $ 25.00  $   24.83     $   25.00
                                       -------     -------  --------  -------  -------  -------  ---------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......      0.53        1.14      1.37     1.35     1.49     1.12      (0.09)           --(4)
Net realized and unrealized
gain (loss) on investments .........     (0.06)      (0.23)    (0.18)    1.08     1.00     0.67      (0.14)        (0.17)
                                       -------     -------  --------  -------  -------  -------  ---------      --------
Total from investment operations ...      0.48        0.91      1.19     2.43     2.49     1.79      (0.23)        (0.17)
                                       -------     -------  --------  -------  -------  -------  ---------      --------

LESS DISTRIBUTIONS:
From net investment income .........     (0.54)      (1.13)    (1.37)   (1.34)   (1.42)   (1.02)      --            --
From net realized gain .............      --          --       (0.82)    --      (0.03)    --         --            --
Return of capital ..................      --          --       (0.14)                                 --
                                       -------     -------  --------  -------  -------  -------  ---------      --------
Total distributions ................     (0.54)      (1.13)    (2.33)   (1.34)   (1.45)   (1.02)      --            --
                                       -------     -------  --------  -------  -------  -------  ---------      --------
Paid in capital from
redemption fees (Note 2) ...........      --          0.01      0.04     0.02     --       --         --            --
                                       -------     -------  --------  -------  -------  -------  ---------      --------
Net asset value, end of period .....   $ 26.55     $ 26.61  $  26.82  $ 27.92  $ 26.81  $ 25.77  $   24.60     $   24.83
                                       =======     =======  ========  =======  =======  =======  =========     =========

Total return .......................      1.82%(5)    3.47%     4.42%    9.37%    9.80%    7.56%     (0.93)%(5)    (0.68)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)   $  22.8     $  22.5  $   29.4  $  36.0  $  14.3  $   2.6  $     4.7     $     1.0

Portfolio turnover rate ............     16.94%(5)   38.50%   123.50%   46.93%   20.89%   40.95%     57.34(5)       --

RATIO OF EXPENSES TO AVERAGE NET
ASSETS:
Before fees waived
and expenses absorbed/recouped .....      1.16%(6)    1.14%     0.89%    0.88%    1.35%   11.24%      4.77%(6)     12.94%(6)
After fees waived
and expenses absorbed/recouped .....      0.90%(6)    0.90%     0.88%    0.70%    0.54%    0.00%      1.45%(6)      1.45%(6)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed/recouped .....      3.79%(6)    3.87%     4.63%    4.98%    5.04%   (2.19)%    (4.54)%(6)   (12.94)%(6)
After fees waived
and expenses absorbed/recouped .....      4.05%(6)    4.11%     4.64%    5.16%    5.85%    9.05%    (1.21)%(6)     (1.45)%(6)




(1)  Inception of Portfolio.
(2)  These amounts were restated in 2001.
(3)  Unaudited.
(4)  Less than $0.01 per share.
(5)  Not annualized.
(6)  Annualized.










SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64

                            ROCHDALE INVESTMENT TRUST


NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2005 (Unaudited)

NOTE 1 - ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio (the "Portfolios") are series of shares of beneficial interest of Rochdale Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Portfolios, except for Darwin Portfolio, are diversified funds. Rochdale Investment Management LLC (the "Advisor") is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Atlas Portfolio was established in June 1998. Initial outside investors purchased shares of the Portfolios on June 29, 1998. However, investment operations did not commence until October 2, 1998, for the Rochdale Atlas Portfolio. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Rochdale Darwin Portfolio commenced operations on December 31, 2004.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of larger U.S. companies classified within growth industries within the S&P 500.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of larger U.S. companies classified within value industries within the S&P 500.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of U.S. companies classified within growth industries within the S&P 400 and 600 indices.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of U.S. companies classified within value industries within the S&P 400 and 600 indices.

The Rochdale Atlas Portfolio is a foreign equity fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of select foreign developed and emerging countries that the Advisor has identified as attractive relative to other countries based on fundamental valuation, financial, and economic attributes.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in debt instruments with the intention of holding them to maturity.

The Rochdale Darwin Portfolio is a non-diversified fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in securities of companies in the health care sector, including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods.

                                  ROCHDALE INVESTMENT TRUST

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. In valuing the Portfolios' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

     B. SHARE VALUATION. Each Portfolio's share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio's net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 6 months of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio's daily net asset value ("NAV") calculations.

     C. FEDERAL INCOME TAXES. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. The Large Growth, Atlas and Intermediate Fixed Income Portfolios had net realized capital losses of approximately $415,857, $51,058 and $17,169, respectively, during the period November 1, 2004, through December 31, 2004. These losses are treated for federal income tax purposes as arising during the Portfolios' tax year ending December 31, 2004. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders. At December 31, 2004, certain Portfolios had tax basis capital losses, which may be carried over to offset future capital gains. Such approximate losses expire as follows:

                                                        CAPITAL LOSSES EXPIRING IN:
PORTFOLIO                                2009          2010          2011           2012         TOTAL
------------------------------------------------------------------------------------------------------
Rochdale Large Growth Portfolio   $   162,467   $ 2,160,825   $   852,258   $       --     $ 3,175,550
Rochdale Large Value Portfolio           --         300,022     1,160,903           --       1,460,925
Rochdale Mid/Small
Growth Portfolio                         --         987,907          --             --         987,907
Rochdale Atlas Portfolio           14,819,591     6,104,518          --             --      20,924,109
Rochdale Dividend &
Income Portfolio                         --         661,363     1,874,722           --       2,536,085
Rochdale Intermediate Fixed
Income Portfolio                         --            --            --          273,604       273,604


                                  ROCHDALE INVESTMENT TRUST

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

     E. FOREIGN CURRENCY. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     F. FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

     G. DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

          The Dividend & Income Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

     H. OPTION WRITING. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

                                  ROCHDALE INVESTMENT TRUST

     I. LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios' custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At June 30, 2005, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

          PORTFOLIO                              FAIR VALUE      COLLATERAL
          ------------------------------------------------------------------
          Rochdale Large Growth Portfolio       $ 5,493,823     $ 5,716,670
          Rochdale Large Value Portfolio          7,075,548       7,282,902
          Rochdale Mid/Small Growth Portfolio    12,201,210      12,692,853
          Rochdale Mid/Small Value Portfolio      9,857,097      10,199,859
          Rochdale Atlas Portfolio                2,696,280       2,812,007
          Rochdale Intermediate Fixed
                Income Portfolio                  5,244,549       5,359,550

     J. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     K. SECURITIES SOLD SHORT. To the extent the Funds engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

          The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Funds must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

     L. INDEMNIFICATIONS. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of repre-sentations and warranties that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

                                  ROCHDALE INVESTMENT TRUST

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% from the Atlas Portfolio; 0.95% from the Darwin Portfolio, 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio's aggregate annual operating expenses to a maximum of 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90% and 1.45% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios' obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended June 30, 2005, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $3,882 for the Large Growth Portfolio, $28,335 for the Intermediate Fixed Income Portfolio and $47,371 for the Darwin Portfolio. The Advisor has recouped for expenses previously reimbursed of $2,760 for the Dividend & Income Portfolio.

At June 30, 2005, the cumulative amounts available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

PORTFOLIO                                                 UNRECOUPED
--------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                          $    16,901
Rochdale Dividend & Income Portfolio                          82,778
Rochdale Intermediate Fixed Income Portfolio                  137,046
Rochdale Darwin Portfolio                                     47,371

At June 30, 2005, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                                           DECEMBER  31,
                                               -------------------------------------
PORTFOLIO                                       2005       2006      2007      2008
------------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                $  --     $ 4,598   $ 8,421   $ 3,882
Rochdale Dividend & Income Portfolio            26,836    44,015    11,927      --
Rochdale Intermediate Fixed Income Portfolio    42,225     6,061    60,425    28,335
Rochdale Darwin Portfolio                         --        --         314    47,371

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust's shares has advised the Trust that it retained net selling commission for the six months ended June 30, 2005 as follows:

PORTFOLIO                                     RETAINED NET SELLING COMMISSION
Rochdale Atlas Portfolio                                $    735
Rochdale Dividend & Income Portfolio                       1,534
Rochdale Darwin Portfolio                                  3,928

                                  ROCHDALE INVESTMENT TRUST

The Portfolios have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio's average net assets to RIM Securities LLC, an affiliate of the Advisor, as distributor. For the six months ended June 30, 2005, the amounts paid to the Distributor were as follows:

PORTFOLIO                                             DISTRIBUTION PLAN EXPENSE
--------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                            $    25,257
Rochdale Large Value Portfolio                                  30,158
Rochdale Mid/Small Growth Portfolio                             32,095
Rochdale Mid/Small Value Portfolio                              34,397
Rochdale Atlas Portfolio                                        86,022
Rochdale Dividend & Income Portfolio                            34,593
Rochdale Intermediate Fixed Income Portfolio                    27,429
Rochdale Darwin Portfolio                                       3,563

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Trust's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the trustees; monitors the activities of the Portfolios' custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio's expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios' principal underwriter in a continuous public offering of the Portfolios' shares.

During the six months ended June 30, 2005, RIM Securities LLC received $60,982 in brokerage fee commissions with respect to the Portfolios' portfolio transactions, which constituted 42% of the Portfolios' brokerage commissions during the period.

PORTFOLIO                                                   COMMISSIONS
--------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                               $     573
Rochdale Large Value Portfolio                                    2,300
Rochdale Mid/Small Growth Portfolio                               1,480
Rochdale Mid/Small Value Portfolio                                2,278
Rochdale Atlas Portfolio                                         38,918
Rochdale Dividend & Income Portfolio                              6,537
Rochdale Intermediate Fixed Income Portfolio                        272
Rochdale Darwin Portfolio                                         8,624
                                                              ---------
                                                              $  60,982
                                                              ---------

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor, Distributor, or Administrator.

                                  ROCHDALE INVESTMENT TRUST

OTHER INFORMATION: APPROVAL OF ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES. During the six-month period covered by this report, the Fund's Board of Trustees reviewed and approved agreements pursuant to which the Fund is provided with investment advisory services. The agreements so approved included the following:
(i) continuation of the investment advisory agreement, dated as of July 7, 1998, between the Advisor and the Trust ("1998 Agreement"); (ii) the investment advisory agreement approved by shareholders of the Trust on August 11, 2005, following the restructuring of the Advisor ("2005 Agreement") (see Note 7); and
(iii) an agreement ("interim agreement") pursuant to which the Advisor provided investment advisory services to the Trust during the period between the closing of the restructuring transaction and shareholder approval of the 2005 Agreement.

In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board of Trustees has been prepared, including a summary of the conclusions reached by the Board of Trustees with respect to these matters. Unless otherwise noted, the factors considered, and the conclusions reached by the Board with respect to each of the agreements were substantively the same. Overall, the Board concluded with respect to each of the agreements that continuing the investment advisory relationship between the Advisor and the Trust would be in the best interests of the Fund and its shareholders, as well as consistent with shareholder expectations, and that the services provided by the Advisor are satisfactory and continue to support the Board's original selection of the Advisor. Additionally, in connection with its approval of the Interim Agreement and the 2005 Agreement, the Board concluded that neither the restructuring nor the implementation of these agreements would alter the services provided to, or the advisory fees incurred by, the Trust (which services and fees were deemed satisfactory by the Board in connection with the continuation of the 1998 Agreement). The Board also concluded that implementation of these agreements would avoid disruption of the services provided to the Trust and the Portfolios by the Advisor since the inception of the Trust.

In reviewing the nature, extent and quality of advisory services provided by the Advisor, the Board considered the performance of the Portfolios relative to their respective benchmarks and Rochdale's disciplined investment methodologies (including the proprietary investment models and quantitative analysis made available to the Portfolios by Rochdale). The Board also considered Rochdale's commitment to building its investment and overall management capabilities, as demonstrated by recent staff additions in both the investment and compliance areas. The Board concluded that the performance achieved by the Advisor, as well as the overall quality of the services provided by the Advisor to the Portfolios, is comparable to the performance achieved by, and services provided to, other funds of comparable size and managed in accordance with similar objectives.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and profits realized by Advisor, the Board considered information relating to advisory fee revenues and those expenses borne by the Advisor, including the benefits that may be realized by the Advisor as a result of its relationship with the Trust. The Board concluded that, in light of the increase in expenses associated with the management of a mutual funds such as the Trust, the increased financial commitment made by Rochdale to its investment advisory business and Rochdale's continuing commitment to "cap" the expenses of the Portfolios, the rate at which the Advisor is compensated for its services is reasonable and the Advisor's profit level is not excessive.

In reaching this conclusion, the Board considered certain publicly available information about fees and expenses incurred by funds in its peer group. While the Board found such comparisons to be useful as an indication of the range of costs borne by other funds within the peer group, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios. The Board also was informed with respect to fees charged by Rochdale to other institutional, pension and individual accounts ("private accounts") managed by Rochdale. The Board distinguished the fee structures of private accounts from that of the Trust in light of the regulatory framework within which mutual funds, such as the Trust, operate, and the expenses incurred by the Advisor in order to ensure compliance with such regulations.

                            ROCHDALE INVESTMENT TRUST

In connection with its review of the advisory agreements, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of similar funds managed by other investment advisers ("peer group"). While the Board found such comparisons to be useful as an indication of the range of fees and services in the peer group, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios, including the extent to which financial planners and other financial intermediaries use the Portfolios as vehicles for implementing asset allocation strategies and the substantial portion of the Trust's shareholders who are Rochdale clients.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended June 30, 2005, are as follows:

PORTFOLIO                                         PURCHASES          SALES
--------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                 $ 1,114,931        $ 1,224,063
Rochdale Large Value Portfolio                    3,709,263          4,156,788
Rochdale Mid/Small Growth Portfolio               3,851,860          1,503,221
Rochdale Mid/Small Value Portfolio                4,251,393          1,668,449
Rochdale Atlas Portfolio                         39,703,802         18,153,746
Rochdale Dividend & Income Portfolio              5,552,410            694,835
Rochdale Intermediate Fixed Income Portfolio      4,502,151          3,589,453
Rochdale Darwin Portfolio                         5,125,379          1,716,102

NOTE 5 - TAX INFORMATION

As of June 30, 2005, the tax bases of the Portfolios' investments were as follows:

                                          LARGE            LARGE            MID/SMALL        MID/SMALL
                                          GROWTH           VALUE            GROWTH           VALUE
                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------
Cost of investments for tax purposes   $  23,516,552     $ 28,043,874     $ 34,221,023     $33,179,120
                                       -------------     ------------     ------------     -----------
Gross tax unrealized appreciation          2,943,899        4,285,763        7,293,378       7,626,579
Gross tax unrealized depreciation           (594,926)        (318,751)        (513,763)       (622,984)
                                       -------------     ------------     ------------     -----------
Net tax unrealized appreciation
on investments                         $   2,348,972      $ 3,967,012      $ 6,779,614     $ 7,003,595
                                       -------------     ------------     ------------     -----------



                                                           DIVIDEND       INTERMEDIATE
                                          ATLAS            & INCOME       FIXED INCOME        DARWIN
                                          PORTFOLIO        PORTFOLIO      PORTFOLIO         PORTFOLIO
------------------------------------------------------------------------------------------------------
Cost of investments for tax purposes   $  73,459,053     $ 27,675,637     $28,390,455      $ 4,408,256
                                       -------------     ------------     ------------     -----------
Gross tax unrealized appreciation         14,059,077        3,732,500         357,577          244,317
Gross tax unrealized depreciation         (1,754,599)        (481,313)       (137,760)        (146,891)
                                       -------------     ------------     ------------     -----------
Net tax unrealized appreciation
on investments                         $  12,304,478     $  3,251,187      $  219,817      $    97,426
                                       -------------     ------------     ------------     -----------






72
                                  ROCHDALE INVESTMENT TRUST


NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2005 (Unaudited), Continued


NOTE 6 - LINE OF CREDIT

Each of the Portfolios, except for the Darwin Portfolio, has an unsecured Loan Agreement ("LOC") with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios' net assets or explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the six months ended June 30, 2005, was as follows:

                                                 MAXIMUM                         MAXIMUM
                                                 AMOUNT OF        INTEREST       AMOUNT
PORTFOLIO                                        LINE OF CREDIT   EXPENSE      OUTSTANDING
------------------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                  $ 2,000,000       $ 200       $  92,000
Rochdale Large Value Portfolio                     2,000,000         196         118,000
Rochdale Mid/Small Growth Portfolio                2,000,000         124         137,000
Rochdale Mid/Small Value Portfolio                 2,000,000          75         108,000
Rochdale Atlas Portfolio                           2,000,000         --            --
Rochdale Dividend & Income Portfolio               1,500,000         --            --
Rochdale Intermediate Fixed Income Portfolio       2,000,000          11          64,000


At June 30, 2005, there were no borrowings under the LOC for each Portfolio.

NOTE 7 - SUBSEQUENT EVENTS

Since its inception in 1986, the Advisor had been a wholly-owned subsidiary of Rochdale Corporation. Effective July 12, 2005, Rochdale Corporation implemented a restructuring of its ownership of Rochdale and certain other of its subsidiaries. At a special meeting of the shareholders of the Trust held on August 11, 2005, the shareholders approved a new investment advisory agreement with the Advisor. The voting results at such meeting were as follows:

PORTFOLIO                                        FOR          AGAINST    ABSTAIN
--------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                1,159,171       8,602      14,199
Rochdale Large Value Portfolio                   972,798       6,081      14,658
Rochdale Mid/Small Growth Portfolio              777,881       3,869       5,282
Rochdale Mid/Small Value Portfolio               653,396       3,385       3,480
Rochdale Atlas Portfolio                       2,088,886       2,986       9,285
Rochdale Dividend & Income Portfolio           1,107,954       3,405       7,236
Rochdale Intermediate Fixed Income Portfolio     831,384       1,201       3,272
Rochdale Darwin Portfolio                        121,342        --           449

                                  ROCHDALE INVESTMENT TRUST

NOTE 8 - TRUSTEE AND OFFICER INFORMATION

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

                        INTERESTED TRUSTEES AND OFFICERS
----------------------------------------------------------------------------------------------------------
                                       TERM OF                                NUMBER OF
                                       OFFICE                                 PORTFOLIOS IN
                                       AND        PRINCIPAL                   FUND          OTHER
                         POSITION(S)   LENGTH     OCCUPATION(S)               COMPLEX       DIRECTORSHIPS
NAME, ADDRESS,           HELD WITH     OF TIME    DURING THE                  OVERSEEN BY   HELD BY
AND AGE                  TRUST         SERVED     PAST 5 YEARS                TRUSTEE       TRUSTEE
----------------------------------------------------------------------------------------------------------
Carl Acebes              Chairman      Since      Chairman and Chief          8             None
570 Lexington Avenue     and Trustee   1998       Investment Officer of
New York, NY 10022                                Rochdale Investment
Age: 58                                           Management

Garrett R. D'Alessandro  President     Since      President, Chief            N/A           None
570 Lexington Avenue     and           1998       Executive Officer and
New York, NY 10022       Secretary                Director of Research
Age: 47                                           of Rochdale
                                                  Investment
                                                  Management

Jane F. Molbert          Treasurer     Since      Vice President,             N/A           None
570 Lexington Avenue                   2003       Finance of Rochdale
New York, NY 10022                                Investment
Age: 51                                           Management

Kurt Hawkesworth         Chief         Since      General Counsel,            N/A           None
570 Lexington Avenue     Compliance    2004       Rochdale Investment
New York, NY 10022       Officer                  Management
Age: 33

                                  ROCHDALE INVESTMENT TRUST



                                      INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------
                                      TERM OF                             NUMBER OF
                                      OFFICE                              PORTFOLIOS IN
                                      AND          PRINCIPAL              FUND           OTHER
                        POSITION(S)   LENGTH       OCCUPATION(S)          COMPLEX        DIRECTORSHIPS
NAME, ADDRESS,          HELD WITH     OF TIME      DURING THE             OVERSEEN BY    HELD BY
AND AGE                 TRUST         SERVED       PAST 5 YEARS           TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------
Maxime C. Baretge       Trustee       Since        President, P.A.        8              None
570 Lexington Avenue                  1998         Pommares Agencies,
New York, NY 10022                                 S.A. (luxury goods
Age: 64                                            distribution)

Jerry Roland            Trustee       Since        Consultant, Credit     8              None
570 Lexington Avenue                  2001         Suisse-First Boston
New York, NY 10022                                 (securities and
Age: 68                                            investment banking)

Thomas J. Volpe         Trustee       Since        Consultant, Babcock    8              American
570 Lexington Avenue                  2004         & Brown, 2001 to                      Technical
New York, NY 10022                                 present; Senior Vice                  Ceramics;
Age: 69                                            President Financial                   Rent-A-Wreck
                                                   Operations, The
                                                   Interpublic Group of
                                                   Companies, Inc., 1986
                                                   to 2001.

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Portfolios' proxy voting policies and procedures and voting records, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC's website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios' Form N-Qs will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

                      This page intentionally left blank.

                                     ADVISOR

                       Rochdale Investment Management LLC
                              570 Lexington Avenue
                         New York, New York 10022-6837
                                 (800) 245-9888

                                        o

                                   DISTRIBUTOR

                               RIM Securities LLC
                              570 Lexington Avenue
                         New York, New York 10022-6837
                                 (800) 245-9888

                                        o

                                    CUSTODIAN

                                 U.S. Bank, N.A.
                                 P.O. Box 1118
                            Mail Location CN-OH-W6TC
                          Cincinnati, Ohio 45201-1118
                                 (800) 485-8510

                                        o

                                 TRANSFER AGENT

                         U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701
                                 (866) 209-1967

                                        o

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103





This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ROCHDALE INVESTMENT TRUST
570 Lexington Avenue
New York, NY 10022-6837
800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information
(SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provides detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios' Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 (1-202-942-8090). You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission's Internet Web site at http://www.sec.gov.







(Rochdale Investment Trust's SEC
Investment Company Act File number is
811-08685)

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporate by reference to previous Form N-CSR filing.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  ROCHDALE INVESTMENT TRUST


         By /s/ GARRETT R. D'ALESSANDRO
            ----------------------------
            Garrett R. D'Alessandro, President

         Date   September 9, 2005
               ------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By /s/ GARRETT R. D'ALESSANDRO
            ----------------------------
            Garrett R. D'Alessandro, President

         Date   September 9, 2005
               --------------------------------

         By /s/ JANE MOLBERT
            -------------------
           Jane Molbert, Treasurer

         Date   September 9, 2005
               --------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.